Filed with the U.S. Securities and Exchange Commission on October 30, 2026
Securities Act Registration No. 333-215588
Investment Company Act Reg. No. 811-23226

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]
Pre-Effective Amendment No.		[ ]
Post-Effective Amendment No.	637	[X]

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]
Amendment No.	639	[X]

LISTED FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

615 East Michigan Street, Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices)

 (Registrant’s Telephone Number, including Area Code): (608) 716-8890

Kacie Briody, President Listed Funds Trust c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, Wisconsin 53202 (Name and Address of Agent for Service)	Copy to: Laura E. Flores Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue, NW Washington, DC 20004-2541
As soon as practical after the effective date of this Registration Statement
(Approximate Date of Proposed Public Offering)
It is proposed that this filing will become effective

[X]	Immediately upon filing pursuant to Rule 485(b).
[ ]	on (date) pursuant to Rule 485(b).
[ ]	60 days after filing pursuant to Rule 485(a)(1).
[ ]	on (date) pursuant to Rule 485(a)(1).
[ ]	75 days after filing pursuant to Rule 485(a)(2).
[ ]	on (date) pursuant to Rule 485(a)(2).

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note: This Post-Effective Amendment No. 637 to the Registration Statement of Listed Funds Trust (the “Trust”) is being filed for the purpose of responding to Staff comments with respect to adding Teucrium Venezuela Future Opportunities ETF as a new series of the Trust, and to make other permissible changes under Rule 485(b).

Teucrium Venezuela Future Opportunities ETF (VEN)
a series of Listed Funds Trust
Listed on NYSE Arca, Inc.

PROSPECTUS

October 30, 2026

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (the “SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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TEUCRIUM VENEZUELA FUTURE OPPORTUNITIES ETF - FUND SUMMARY
Investment Objective
The Teucrium Venezuela Future Opportunities ETF (the “Fund”) seeks to track, before fees and expenses, the total return performance of the MarketVector™ Venezuela Future Opportunities Index (the “Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.95%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.95%
1 Estimated for the current fiscal year.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$97	3 Years	$303
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.
Principal Investment Strategies
The Fund employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the Index.
MarketVector™ Venezuela Future Opportunities Index
The Index tracks the performance of common stocks, or corresponding American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”), of Venezuelan Companies and Venezuela Exposed Companies (as each term is defined herein). Venezuelan Companies are companies assigned to the Venezuela universe of the MarketVector™ Total Global Equity Index (the “Parent Index”), incorporated in Venezuela, or that derive at least 50% of their revenue or related assets from Venezuela. Venezuela Exposed Companies are companies that (i) disclose Venezuela-specific revenue, assets or employees in financial statements or regulatory filings, (ii) operate joint ventures with Petróleos de Venezuela, S.A. (PDVSA), Venezuela’s state-owned oil and gas company, hold OFAC licenses to operate in Venezuela, or hold claims on Venezuelan assets, or (iii) maintain an operating presence in Venezuela, such as oil and gas or other industrial equipment companies that own (or have claims on ownership of) equipment located in Venezuela, industrial equipment companies whose products are distributed in Venezuela, or companies that have joint ventures or partnerships with Venezuelan entities.
At the time of each annual reconstitution of the Index, securities must meet investability requirements, including:
•For securities not currently in the Index:
◦a free-float (i.e., the proportion of shares that are publicly available) of at least 10%;
◦a market capitalization exceeding $250 million;
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◦a three-month average daily trading volume of at least $1 million as of each of the current, and previous two, Index component selection dates; and
◦at least 250,000 shares traded per month over the last six months as of each of the current, and previous two, Index component selection dates.
•For securities already in the Index:
◦a free-float of at least 5%;
◦a market capitalization exceeding $125 million;
◦a three-month average daily trading volume of at least $200,000 as of at least two of the last three Index component selection dates.
•In addition, at least one of the following applies to securities already in the Index:
◦a three-month average daily trading volume of at least $600,000 at the current quarter or at one of the last two Index component selection dates; or
◦at least 200,000 shares traded per month over the last six months as of the current Index component selection date or one of the previous two selection dates.
•For recent initial public offerings, spin-offs and post-merger/acquisition special purpose acquisition companies, which may qualify once for fast-track addition at a regularly scheduled review:
◦a free-float of at least 10%;
◦a market capitalization exceeding $250 million;
◦an average daily trading volume of at least $1 million; and
◦at least 250,000 shares traded per month (or per 22 days).
The Index is reconstituted on an annual basis in September and rebalanced on a quarterly basis in March, June, September and December. The Index Provider may also conduct ad hoc reviews to add eligible Venezuelan companies or companies deriving at least 50% of their revenues or assets from Venezuela, such as following the lifting or easing of applicable sanctions. The Index utilizes a proprietary equal weighting strategy under which constituents are equally weighted, subject to a maximum weight for each constituent based on its three-month average daily trading volume, with any excess weight redistributed equally among uncapped constituents. At times, other adjustments are made to constituent weightings to reflect foreign ownership limits or sanctions. Although the Index’s geographic exposure may change from time to time, as of October 30, 2026, the index has 51 constituents from the following countries: France, Germany, Hong Kong, Japan, London, Mexico, Spain, Sweden, Switzerland, the United States.
The Fund’s Investment Strategy
The Fund will generally use a “replication” strategy to achieve its investment objective, meaning the Fund generally will invest in all of the component securities of the Index in approximately the same proportions as in the Index. However, the Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole, when the Adviser believes it is in the best interests of the Fund (e.g., when replicating the Index involves practical difficulties or substantial costs, an Index constituent becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations such as tax diversification requirements that apply to the Fund but not to the Index).
Under normal circumstances, at least 80% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in the components of the Index.
To the extent the Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index. As of the date of this Prospectus the components of the Index are concentrated in the oil, gas and consumable fuels industry. While the Fund’s exposure to sectors may change over time, as of the date of this Prospectus, the Fund had significant exposure to companies in the Energy, Consumer Staples, Materials, Financial Services, and Industrials Sectors.
The Fund is deemed to be “non-diversified,” which means that it may invest a greater percentage of its assets in the securities of a single issuer or a small number of issuers than if it was a diversified fund.
The Fund may lend its portfolio securities to brokers, dealers and other financial organizations. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). By lending its securities, the Fund may increase
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its income by receiving payments from the borrower. The Fund rebalances its portfolio in accordance with its Index, and, therefore, any changes to the Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule.
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. The following risks could affect the value of your investment in the Fund:
•Risks Related to Investing in Venezuela. Investment in Venezuela may subject the Fund to legal, regulatory, political, currency, security, expropriation and/or nationalization of assets and economic risk specific to Venezuela. Venezuela’s economy is heavily dependent on export of natural resources to key trading partners. Venezuela’s energy sector has been subject to significant political, economic and social instability resulting from decades of underinvestment, infrastructure deterioration and the imposition of extensive international sanctions on its state-owned oil company. Any act of terrorism, an armed conflict or a breakdown of a key trading relationship that disrupts the production or export of natural resources will likely negatively affect the Venezuelan economy. Accessing Venezuela’s oil reserves and bringing them to market will require significant capital investment and the modernization of aging and deteriorated wells, upgraders, refineries, pipelines, storage, power supply and export terminals, much of which relies on outdated technology. Venezuela’s oil industry has also experienced a significant loss of skilled personnel and technical expertise, and its recovery may depend on the willingness and ability of foreign oil companies, oilfield service providers and equipment suppliers to commit personnel, technology and capital to Venezuela. Such participation may be deterred or delayed by sanctions, uncertainty regarding contract terms, fiscal regimes and the enforceability of agreements, the history of expropriation and nationalization in the sector, unpaid debts and outstanding arbitration claims, and security conditions. There can be no assurance that investment in Venezuela’s oil sector will occur in the amounts or on the timetable anticipated, that production will increase, or that any increase will be sustained.
The government continues to control key sectors of the economy, including upstream oil and gas production, and has sought to increase its role in key sectors, such as telecommunications and steel. Meanwhile, ambiguities in the investment environment remain, such as continued high levels of bureaucracy and corruption, large macroeconomic imbalances, and political and policy uncertainty. Any of these factors may adversely affect revenues, cash flows, and profitability for companies held by the Fund.
Companies with Venezuela exposure may face complex sanctions compliance, export controls, anti-money laundering requirements, and transaction restrictions that can change rapidly. New or expanded restrictions, heightened enforcement, or changes in licensing policies may limit a company's ability to transact, obtain financing, insure shipments or projects, or receive payments, and may increase compliance costs. Sanctions-related restrictions or market frictions may also impair trading, clearance, settlement, custody, or valuation of certain securities and may require the Fund to refrain from making, or to sell, certain investments at times when it may be disadvantageous to do so. In addition, Venezuela linked activity can involve currency volatility, inflation, capital controls, and payment friction. Companies may face difficulty repatriating earnings, collecting receivables, or hedging exposure, which can pressure financial performance. These factors and others may significantly reduce the value of creditors’ claims against the Venezuelan government, state-owned enterprises, and private business in Venezuela.
Friction continues between the governments of the U.S. and Venezuela. The U.S. has imposed economic sanctions, which consist of asset freezes and sectoral sanctions, on certain Venezuelan individuals and Venezuelan corporate entities, and on the Venezuelan government. The U.S. could also institute broader sanctions on Venezuela. These sanctions impair the ability of a fund to buy, sell, receive or deliver those securities and/or assets. Additional sanctions against Venezuela may in the future be imposed by the U.S. or other countries. In January 2026, the U.S. Government took direct action in Venezuela, including an incursion that resulted in the removal of its president, and the extent of future U.S. Government intervention is uncertain. The downstream impacts and effects of any such actions are also uncertain, including the potential for retributive actions by the Venezuelan government or its allies, further instability in the country, a further weakening of the bolivar or other adverse consequences to the Venezuelan economy. These factors, among others, can have a negative impact on the Fund’s investments.
The remaining principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds.
•Affiliated Index Provider Risk. The Index Provider is affiliated with an entity related to the Adviser, which poses potential conflicts of interest. For example, a potential conflict could arise between an affiliated person of the Index Provider or the Adviser and the Fund if that entity attempted to use information regarding changes and composition of the Index to the detriment of the Fund. Additionally, potential conflicts could arise with respect to the personal trading activity of personnel of the affiliated person who may have access to, or knowledge of, pending changes to the Index’s composition methodology or the constituent securities in the Index prior to the time that information is publicly disseminated. If shared, such knowledge could facilitate “front-running” (which describes an instance in which other persons trade ahead of the Fund). Although the Adviser and the Index Provider have taken steps designed to ensure that these potential conflicts are mitigated (e.g., via the adoption of policies and procedures that are designed to minimize potential conflicts of interest and the implementation of informational barriers designed
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to minimize the potential for the misuse of information about the Index), there can be no assurance that such measures will be successful.
•Concentration Risk. Because the Fund’s assets will be concentrated in an industry or group of industries to the extent the Index concentrates in a particular industry or group of industries, the Fund is subject to loss due to adverse occurrences that may affect that industry or group of industries.
◦Oil, Gas, and Consumable Fuels Industry Risk. Companies in the oil and gas industries develop and produce crude oil and natural gas and provide drilling and other energy resources production and distribution related services. Stock prices for these types of companies are affected by supply and demand both for their specific product or services and for energy products in general. Companies involved in exploration, extraction and production of oil and gas generally face substantial operating costs and operational risks, as well as risks of environmental damage claims and other litigation. The price of oil and gas, exploration, extraction and production spending, government regulation, world events and economic conditions will affect the performance of these companies. Correspondingly, securities of companies in the energy field are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration and extraction products and tax and other governmental regulatory policies. Weak demand for the companies’ products or services or for energy products and services in general, as well as negative developments in these other areas, may adversely impact a company’s performance.
Oil and gas exploration, extraction and production can be significantly affected by natural disasters or other catastrophes as well as changes in exchange rates, interest rates, and government regulation, expropriation, nationalization, confiscation of assets and property, imposition of restrictions on foreign investments and repatriation of capital, military coups, social or political unrest, technological advances or developments, imposition of import controls, world events and economic conditions. The Russian invasion of Ukraine had, and could continue to have, significant negative impacts on the oil and natural gas industry. How long such tensions and related events will last cannot be predicted. Companies in the oil and gas industry may have significant capital investments in, or engage in transactions involving, emerging market countries which may heighten these risks. Companies that own or operate gas pipelines are subject to certain risks, including pipeline and equipment leaks and ruptures, explosions, fires, unscheduled downtime, transportation interruptions, discharges or releases of toxic or hazardous gases and other environmental risks. These companies may be at risk for environmental damages claims and other types of litigation.
•Currency Exchange Rate Risk. The Fund may invest in investments denominated in non-U.S. currencies or in securities that provide exposure to such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.
•Depositary Receipt Risk. Depositary receipts, including ADRs and GDRs, involve risks similar to those associated with investments in foreign securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. Depositary receipts listed on U.S. exchanges are issued by banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares (“Underlying Shares”). GDRs are similar to ADRs in that they are certificates evidencing ownership of shares of a foreign issuer; however, GDRs may be issued in bearer form and denominated in other currencies and are generally designed for use in specific or multiple securities markets outside the U.S. When the Fund invests in depositary receipts as a substitute for an investment directly in the Underlying Shares, the Fund is exposed to the risk that the depositary receipts may not provide a return that corresponds precisely with that of the Underlying Shares. Because the Underlying Shares trade on foreign exchanges that may be closed when the Fund’s primary listing exchange is open, the Fund may experience premiums and discounts greater than those of funds without exposure to such Underlying Shares.
•    Equity Securities Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, sectors or companies in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stocks and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.
•ETF Risks. The Fund is an exchange-traded fund (“ETF”) and, as a result of its structure, it is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Shares may trade at a material discount to NAV and possibly face delisting if either: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
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◦Costs of Buying or Selling Shares Risk. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums or discounts greater than those of ETFs that invest in and hold only securities and other investments that are listed and trade in the U.S.
◦Trading Risk. Although Shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than the Shares.
•Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. With respect to certain countries, there is the possibility of government intervention and expropriation or nationalization of assets. Because legal systems differ, there also is the possibility that it will be difficult to obtain or enforce legal judgments in certain countries. Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. Conversely, Shares may trade on days when foreign exchanges are closed. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.
◦Emerging Markets Risk. Investments in emerging markets may be subject to a greater risk of loss than investments in more developed markets. The risks of emerging markets may include, among others, greater market volatility; political, legal, economic, and social instability; less developed securities markets, including settlement, custody and valuation processes; government expropriation or nationalization of assets; greater volatility in currency exchange rates; more capital controls; less governmental supervision and regulation; and less stringent accounting, auditing and disclosure requirements. There may be significant obstacles to obtaining information necessary for investigations into or litigation against companies, and shareholders may have limited legal remedies. The Fund does not select investments based on investor protection considerations. Emerging market securities may face liquidity challenges, and the Fund may be unable to liquidate its positions in such securities at a favorable time or price.
•Geographic Investment Risk. To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.
◦Latin America Risk. The economies of certain Latin American countries have experienced high interest rates, economic volatility, inflation, currency devaluations, government debt defaults and high unemployment rates. Certain Latin American countries have experienced periods of political and economic instability and social unrest in the past. International economic conditions, particularly those in the U.S., Europe and Asia, as well as world prices for oil and other commodities may also influence the development of Latin American economies. These risks, among others, may adversely affect the value of the Fund’s investments.
•Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. In addition, government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters, or other conditions or events have in the past and may in the future result in volatility in financial markets and reduced liquidity in equity, credit, and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. These developments as well as other
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events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets.
•New Fund Risk. The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision.
•Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest a greater percentage of its assets in the securities of a single issuer or a lesser number of issuers than if it was a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a lesser number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
•Passive Investment Risk. The Fund is not actively managed and its Adviser would not sell shares of an equity security due to current or projected underperformance of a security industry or sector unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a rebalancing of the Index as addressed in the Index methodology.
•Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. The Fund may invest a significant portion of its assets in the following sectors and, therefore, the performance of the Fund could be negatively impacted by events affecting each of these sectors.
◦Energy Sector Risk. Issuers in energy-related industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels caused by geopolitical events, energy conservation or use of alternative fuel sources, the success of exploration projects, weather or meteorological events, taxes, increased government or environmental regulation, resource depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, or terrorist threats or attacks, among others. Markets for various energy-related commodities can have significant volatility and are subject to control or manipulation by large producers or purchasers. Companies in the energy sector may need to make substantial expenditures, and to incur significant amounts of debt, in order to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. Factors adversely affecting producers, refiners, distributors, or others in the energy sector may adversely affect companies that service or supply those entities, either because demand for those products and services is curtailed or those products and services come under price pressure.
◦Consumer Staples Sector Risk. The Fund may invest in companies in the consumer staples sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. Companies in the consumer staples sector, including those in the food and beverage industries, may be affected by general economic conditions, commodity production and pricing, consumer confidence and spending, consumer preferences, interest rates, product cycles, marketing campaigns, competition, and government regulations.
◦Materials Sector Risk. Companies in the materials sector can be negatively affected by various factors, including the volatility of commodity prices, exchange rates, and/or depletion of resources. Economic factors, government regulation, and litigation including liabilities from environmental damage can also cause sector-wide harm.
◦Financial Services Sector Risk. Performance of companies in the financial services sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted.
◦Industrials Sector Risk. Issuers in the industrial sector are affected by supply and demand, both for their specific product or service and for industrial sector products in general. The products of such issuers may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates affect the performance of companies in the industrial sector. Issuers in the industrial sector may be adversely affected by liability for environmental damage, product liability claims and exchange rates. The industrial sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.
•Securities Lending Risk. There are certain risks associated with securities lending, including the risk that the borrower may fail to return the securities on a timely basis or even the loss of rights in the collateral deposited by the borrower, if the borrower should fail financially. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. As a result, the Fund may lose money.
•    Small-Capitalization Company Risk. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes
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than large- or mid-capitalization stocks or the stock market as a whole. Some small-capitalization companies have limited product lines, markets, and financial and managerial resources and tend to concentrate on fewer geographical markets relative to larger capitalization companies. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies. Small-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings.
•    Tracking Error Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index.
•Underlying Index Risk. Neither the Adviser nor the Index Provider is able to guarantee the continuous availability or timeliness of the production of the Index. The calculation and dissemination of the Index values may be delayed if the information technology or other facilities of the Index Provider, data providers and/or relevant stock exchange malfunction for any reason. A significant delay may cause trading in shares of the Fund to be suspended. Errors in Index data, computation and/or the construction in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider or other applicable party for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Index providers generally do not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the indexes in which they license, and generally do not guarantee that an index will be calculated in accordance with its stated methodology. Losses or costs associated with any index provider errors generally will be borne by the Fund and its shareholders.
•Valuation Risk. The Fund may hold securities or other assets that may be valued on the basis of factors other than readily available market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Adviser’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
Performance
The Fund is new and therefore does not have a performance history for a full calendar year. In the future, performance information for the Fund will be presented in this section. Updated performance information is available on the Fund’s website at www.teucrium.com.
Management

Investment Adviser:	Teucrium Investment Advisors, LLC
Portfolio Managers:	Christopher Small and Joran Haugens, each Portfolio Managers of the Adviser, have been portfolio managers of the Fund since its inception in October 2026.
Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through a broker or dealer at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. The difference in the bid and ask prices is referred to as the “bid-ask spread.”
Recent information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.teucrium.com.
Tax Information
The Fund’s distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is held in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
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Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.
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ADDITIONAL INFORMATION ABOUT THE FUND
Investment Objective
The Fund’s investment objective may be changed by the Board of Trustees (the “Board”) of Listed Funds Trust (the “Trust”) without shareholder approval upon written notice to shareholders.
The Fund seeks to track, before fees and expenses, the total return performance of the Index.
Principal Investment Strategies
The Fund uses an “indexing” investment approach, and seeks to provide investment results that, before fees and expenses, corresponds generally to the price and yield performance of the Index. A number of factors may affect the Fund’s ability to achieve a high correlation with the Index, including the degree to which the Fund utilizes a sampling methodology. There can be no guarantee that the Fund will achieve a high degree of correlation. The Adviser may sell securities that are represented in the Index or purchase securities not yet represented in the Index, in anticipation of their removal from or addition to the Index. There may also be instances in which the Adviser may choose to overweight securities in the Index, thus causing the Fund to purchase or sell securities not in the Index, but which the Adviser believes are appropriate to substitute for certain securities in the Index. The Fund will not take defensive positions.
MarketVector™ Indexes GmbH serves as the index provider (the “Index Provider”) for the Index. The Index Provider is not affiliated with the Fund, the Fund’s administrator, custodian, transfer agent, or distributor, or any of their respective affiliates. The Index Provider is affiliated with an entity related to the Adviser. The Index Provider provides information to the Fund about the constituents of the Index and does not provide investment advice with respect to the desirability of investing in, purchasing, or selling securities.
The Index utilizes a subset of companies in the Parent Index, which is a global index tracking the performance of companies from developed and emerging markets, to determine eligible companies for the Index. The Index Provider uses a proprietary methodology for assigning a company to a country universe in the Parent Index. The Index Provider applies a hierarchical country assignment methodology. Under that methodology, a company may be assigned to the Venezuela universe based on its primary listing, country of incorporation, or headquarters, if certain of those indicators align. If they do not, the methodology then assigns a company to a country universe where at least 30% of the company’s assets or revenues are attributable to the same country as company’s headquarters, place of incorporation, or primary listing. If those factors still do not resolve the assignment, the Index provider applies additional research, including the location of operations, asset and revenue concentration, and company address, to determine the appropriate country assignment. The index universe will include only common stock from financial markets where restrictions are not imposed on foreign investors and that provide real time and historical component and currency pricing, excluding Limited Partnerships (LPs).
The Fund may invest in securities that are not in the Index to the extent that the Adviser believes that such investments should help the Fund’s overall portfolio track the Index. The Fund will also concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of related industries to approximately the same extent that the Index is concentrated.
The Index is reconstituted on an annual basis in September and rebalanced on a quarterly basis in March, June, September and December. For a reconstitution, all securities in the eligible universe are selected to the Index. In the event the number of eligible securities is below the minimum of 25, additional securities are added by the Index Provider’s decision until the number of securities selected to the Index reaches a minimum of 25 components. In addition to the scheduled annual reconstitution, the Index Provider may conduct ad hoc reviews to include eligible Venezuelan companies or companies deriving at least 50% of their revenues or assets from Venezuela, which may be conducted following the lifting or easing of applicable sanctions where this permits investors to access securities listed in Venezuela. Any such additions remain subject to all other Index eligibility requirements.
Upon each quarterly rebalance, components of the Index are equally weighted, subject to a maximum weight for each security equal to the security’s three-month average daily trading volume in USD divided by 100.00 million. If a security’s weight exceeds its maximum weight, its weight is reduced to the maximum weight and the excess weight is redistributed equally among uncapped components, and this process is repeated until all weights sum to 100% and no component exceeds its maximum weight. The nominal value used in this liquidity cap may be adjusted downward so that the aggregate weight of all components equals 100%.
Under normal circumstances, at least 80% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in the components of the Index. The Fund has adopted this policy to comply with Rule 35d-1 under the Investment Company Act of 1940. Such policy has been adopted as a non-fundamental investment policy and may be changed without shareholder approval upon 60 days’ notice to shareholders.
Principal Investment Risks
An investment in the Fund entails risks. The Fund could lose money, or its performance could trail that of other investment alternatives. The following provides additional information about the Fund’s principal risks. It is important that investors closely review and understand these risks before making an investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
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•Risks Related to Investing in Venezuela. Investment in Venezuela may subject the Fund to legal, regulatory, political, currency, security, expropriation and/or nationalization of assets and economic risk specific to Venezuela. Venezuela’s economy is heavily dependent on export of natural resources to key trading partners. Venezuela’s energy sector has been subject to significant political, economic and social instability resulting from decades of underinvestment, infrastructure deterioration and the imposition of extensive international sanctions on its state-owned oil company. Any act of terrorism, an armed conflict or a breakdown of a key trading relationship that disrupts the production or export of natural resources will likely negatively affect the Venezuelan economy. Accessing Venezuela’s oil reserves and bringing them to market will require significant capital investment and the modernization of aging and deteriorated wells, upgraders, refineries, pipelines, storage, power supply and export terminals, much of which relies on outdated technology. Venezuela’s oil industry has also experienced a significant loss of skilled personnel and technical expertise, and its recovery may depend on the willingness and ability of foreign oil companies, oilfield service providers and equipment suppliers to commit personnel, technology and capital to Venezuela. Such participation may be deterred or delayed by sanctions, uncertainty regarding contract terms, fiscal regimes and the enforceability of agreements, the history of expropriation and nationalization in the sector, unpaid debts and outstanding arbitration claims, and security conditions. There can be no assurance that investment in Venezuela’s oil sector will occur in the amounts or on the timetable anticipated, that production will increase, or that any increase will be sustained.
The government continues to control key sectors of the economy, including upstream oil and gas production, and has sought to increase its role in key sectors, such as telecommunications and steel. Meanwhile, ambiguities in the investment environment remain, such as continued high levels of bureaucracy and corruption, large macroeconomic imbalances, and political and policy uncertainty. Any of these factors may adversely affect revenues, cash flows, and profitability for companies held by the Fund.
Companies with Venezuela exposure may face complex sanctions compliance, export controls, anti-money laundering requirements, and transaction restrictions that can change rapidly. New or expanded restrictions, heightened enforcement, or changes in licensing policies may limit a company's ability to transact, obtain financing, insure shipments or projects, or receive payments, and may increase compliance costs. Sanctions-related restrictions or market frictions may also impair trading, clearance, settlement, custody, or valuation of certain securities and may require the Fund to refrain from making, or to sell, certain investments at times when it may be disadvantageous to do so. In addition, Venezuela linked activity can involve currency volatility, inflation, capital controls, and payment friction. Companies may face difficulty repatriating earnings, collecting receivables, or hedging exposure, which can pressure financial performance. These factors and others may significantly reduce the value of creditors’ claims against the Venezuelan government, state-owned enterprises, and private business in Venezuela.
Friction continues between the governments of the U.S. and Venezuela. The U.S. has imposed economic sanctions, which consist of asset freezes and sectoral sanctions, on certain Venezuelan individuals and Venezuelan corporate entities, and on the Venezuelan government. The U.S. could also institute broader sanctions on Venezuela. These sanctions impair the ability of a fund to buy, sell, receive or deliver those securities and/or assets. Additional sanctions against Venezuela may in the future be imposed by the U.S. or other countries. In January 2026, the U.S. Government took direct action in Venezuela, including an incursion that resulted in the removal of its president, and the extent of future U.S. Government intervention is uncertain. The downstream impacts and effects of any such actions are also uncertain, including the potential for retributive actions by the Venezuelan government or its allies, further instability in the country, a further weakening of the bolivar or other adverse consequences to the Venezuelan economy. These factors, among others, can have a negative impact on the Fund’s investments.
The remaining principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds.
•Affiliated Index Provider Risk. The Index Provider is affiliated with an entity related to the Adviser, which poses potential conflicts of interest. For example, a potential conflict could arise between an affiliated person of the Index Provider or the Adviser and the Fund if that entity attempted to use information regarding changes and composition of the Index to the detriment of the Fund. Additionally, potential conflicts could arise with respect to the personal trading activity of personnel of the affiliated person who may have access to, or knowledge of, pending changes to the Index’s composition methodology or the constituent securities in the Index prior to the time that information is publicly disseminated. If shared, such knowledge could facilitate “front-running” (which describes an instance in which other persons trade ahead of the Fund). Although the Adviser and the Index Provider have taken steps designed to ensure that these potential conflicts are mitigated (e.g., via the adoption of policies and procedures that are designed to minimize potential conflicts of interest and the implementation of informational barriers designed to minimize the potential for the misuse of information about the Index), there can be no assurance that such measures will be successful.
•Concentration Risk. Because the Fund’s assets will be concentrated in an industry or group of industries to the extent the Index concentrates in a particular industry or group of industries, the Fund is subject to loss due to adverse occurrences that may affect that industry or group of industries. To the extent the Fund concentrates in the securities of issuers in a particular industry, the Fund may face more risks than if it were diversified more broadly over numerous industries. Such industry-based risks, any of which may adversely affect the Fund may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that
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may affect the profitability or viability of companies in an industry. In addition, at times, an industry may be out of favor and underperform other industries or the market as a whole.
◦Oil, Gas, and Consumable Fuels Industry Risk. Companies in the oil and gas industries develop and produce crude oil and natural gas and provide drilling and other energy resources production and distribution related services. Stock prices for these types of companies are affected by supply and demand both for their specific product or services and for energy products in general. Companies involved in exploration, extraction and production of oil and gas generally face substantial operating costs and operational risks, as well as risks of environmental damage claims and other litigation. The price of oil and gas, exploration, extraction and production spending, government regulation, world events and economic conditions will affect the performance of these companies. Correspondingly, securities of companies in the energy field are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration and extraction products and tax and other governmental regulatory policies. Weak demand for the companies’ products or services or for energy products and services in general, as well as negative developments in these other areas, may adversely impact a company’s performance.
Oil and gas exploration, extraction and production can be significantly affected by natural disasters or other catastrophes as well as changes in exchange rates, interest rates, and government regulation, expropriation, nationalization, confiscation of assets and property, imposition of restrictions on foreign investments and repatriation of capital, military coups, social or political unrest, technological advances or developments, imposition of import controls, world events and economic conditions. The Russian invasion of Ukraine had, and could continue to have, significant negative impacts on the oil and natural gas industry. How long such tensions and related events will last cannot be predicted. Companies in the oil and gas industry may have significant capital investments in, or engage in transactions involving, emerging market countries which may heighten these risks. Companies that own or operate gas pipelines are subject to certain risks, including pipeline and equipment leaks and ruptures, explosions, fires, unscheduled downtime, transportation interruptions, discharges or releases of toxic or hazardous gases and other environmental risks. These companies may be at risk for environmental damages claims and other types of litigation.
•Currency Exchange Rate Risk. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investments and the value of your Shares. Because the Fund’s NAV is determined on the basis of U.S. dollars, the U.S. dollar value of your investment in the Fund may go down if the value of the local currency of the non-U.S. markets in which the Fund invests depreciates against the U.S. dollar. This is true even if the local currency value of securities in the Fund’s holdings goes up. Conversely, the dollar value of your investment in the Fund may go up if the value of the local currency appreciates against the U.S. dollar. The value of the U.S. dollar measured against other currencies is influenced by a variety of factors. These factors include: national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, and global energy prices. Political instability, the possibility of government intervention and restrictive or opaque business and investment policies also may reduce the value of a country’s currency. Government monetary policies and the buying or selling of currency by a country’s government also may influence exchange rates. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning, and you may lose money.
•Depositary Receipt Risk. The Fund may hold the securities of non-U.S. companies in the form of depositary receipts, including ADRs and GDRs. ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the New York Stock Exchange (the “NYSE”). Sponsored ADRs are issued with the support of the issuer of the foreign stock underlying the ADRs and carry all of the rights of common shares, including voting rights. GDRs are similar to ADRs, but may be issued in bearer form and are denominated in other currencies and are generally designed for use in specific or multiple securities markets outside the U.S. GDRs are designed for use throughout the world. The underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored depositary receipt. The Underlying Shares in the Fund’s portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund’s portfolio. In addition, because the Underlying Shares trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the Underlying Shares may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for Shares.
•Equity Securities Risk. The Fund is designed for investors who can accept the risks of investing in a portfolio with significant equity holdings. Equity holdings tend to be more volatile than other investment choices such as bonds and money market instruments because common stockholders, or holders of equivalent interests, generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders and other creditors of such issuers. The value of the Fund’s Shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities
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held by the Fund, sometimes rapidly or unpredictably, resulting in losses. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons, which directly relate to the issuer, such as management performance, changed investor perception financial leverage, and reduced demand for the issuer’s goods or services. Investor perceptions are based on various and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.
•ETF Risks. The Fund is an ETF and, as a result of its structure, is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Shares may trade at a material discount to NAV and possibly face delisting if either: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors also will incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity and is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund and/or increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility or periods of steep market declines and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. The market price of Shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade Shares. In times of severe market disruption, the bid/ask spread can increase significantly. At those times, Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Adviser believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities. Because securities held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums or discounts greater than those of ETFs that invest in and hold only securities and other investments that are listed and trade in the U.S.
◦Trading Risk. Although Shares are listed for trading on the Exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules, which temporarily halt trading on the Exchange when a decline in the S&P 500® Index during a single day reaches certain thresholds (e.g., 7%, 13%, and 20%). Additional rules applicable to the Exchange may halt trading in Shares when extraordinary volatility causes sudden, significant swings in the market price of Shares. There can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.
•Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Investments in non-U.S. securities may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. With respect to certain countries, there is the possibility of government intervention and expropriation or
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nationalization of assets. Because legal systems differ, there also is the possibility that it will be difficult to obtain or enforce legal judgments in certain countries. Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. Conversely, Shares may trade on days when foreign exchanges are closed. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.
◦Emerging Markets Risk. Investments in emerging market issuers may be subject to a greater risk of loss than investments in issuers located or operating in more developed markets. This is due to, among other things, the potential for greater market volatility, lower trading volume, higher levels of inflation, social, political or economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments in emerging market countries than are typically found in more developed markets.
Some emerging market countries may experience economic instability, including instability resulting from substantial rates of inflation or significant devaluations of their currency, or economic recessions, which would have a negative effect on the economies and financial markets of their economies. Some of these countries may impose restrictions on the exchange or export of currency or adverse currency exchange rates, and there may be a lack of available currency hedging instruments.
Disparities of wealth, the pace and success of democratization and ethnic, religious and racial disaffection, among other factors, may exacerbate unrest or violence in certain countries. Unanticipated or sudden political or social developments may result in sudden and significant investment losses.
Companies in many emerging markets are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries, and as a result, information about the securities in which the Fund invests may be less reliable or complete. Moreover, emerging markets often have less reliable securities valuations and greater risks associated with the custody of securities than developed markets. There may be significant obstacles to obtaining information necessary for investigations into or litigation against companies, and shareholders may have limited legal remedies. The Fund’s investments are not selected based on investor protection considerations.
In addition, emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging market countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Chronic structural public sector deficits in some countries may adversely impact the Fund’s investments.
Local securities markets in emerging market countries may trade a small number of securities and may be unable to respond effectively to changes in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. Settlement procedures in emerging market countries are frequently less developed and reliable than those in the U.S. (and other developed countries). In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could have an adverse effect on the Fund in seeking to achieve its investment objective.
There could be additional impacts on the value of the Fund as a result of sustainability risks, in particular those caused by environmental changes, social issues and governance risk. Additionally, disclosures or third-party data coverage associated with sustainability risks is generally less available or transparent in these markets.
Investments in emerging market countries may be subject to loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested in such countries.
•Geographic Investment Risk. To the extent the Fund invests, directly or indirectly, a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.
◦Latin America Risk. The economies of certain Latin American countries have experienced high interest and inflation rates, economic volatility, currency devaluations, regime changes, government defaults and high unemployment rates. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the region’s exports, and many economies in this region are particularly sensitive to fluctuations in commodity prices. The economies of Latin American countries are heavily dependent on trading relationships with key trading partners, including the U.S., Europe, Asia and other Latin American countries. Adverse economic events in one country may have a significant adverse effect on other countries of this region. In addition, in the past, certain Latin American economies have been influenced by changing supply and demand for a particular currency, monetary policies of governments (including exchange control programs, restrictions on local exchanges or markets and limitations on foreign investment in a country or on investment by residents of a country in other countries), and currency devaluations and revaluations. For example, the government of Brazil imposes a tax on foreign investment in Brazilian stocks and bonds, which may affect the value of the Fund’s investments in the securities of Brazilian issuers.
▪Structural Risk. Certain Latin American countries are subject to a considerable degree of economic, political and social instability, which could adversely affect investments in the Fund.
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▪Economic Risk. Certain Latin American countries have experienced economic instability resulting from periods of high inflation and currency devaluations.
▪Political and Social Risk. Certain Latin American countries have experienced periods of instability and social unrest in the past. For example, Mexico has been destabilized by local insurrections, social upheavals and drug related violence. Disparities of wealth, the pace and success of democratization and capital market development and ethnic, religious and racial disaffection may exacerbate social unrest, violence and labor unrest in a number of Latin American countries. Certain Latin American countries experience significant unemployment in certain regions, as well as widespread underemployment.
•Market Risk. Market risks, including political, regulatory, market, and economic or other developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s Shares. The Fund is subject to the risk that the prices of, and the income generated by, securities held by the Fund may decline significantly and/or rapidly in response to adverse conditions or other developments affecting (or that are perceived to affect) individual companies or issuers, particular industries, or the market generally. Such developments may include real or perceived changes in prevailing interest rates, changes in inflation rates or expectations about inflation rates, deflation, adverse investor confidence or sentiment, general outlook for corporate earnings, changing economic, political (including geopolitical), social or financial market conditions, bank failures, actual or threatened imposition of tariffs (which may be imposed by U.S. and foreign governments) and trade disruptions, recession, changes in currency and inflation rates, increased instability or general uncertainty, environmental or natural disasters, extreme weather or geological events, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, terrorism, actual or threatened wars or other armed conflicts (such as the armed conflicts across the Middle East and ongoing Russia-Ukraine war in Europe, and the risk of expansion or collateral economic and other effects thereof) or ratings downgrades, technological developments (including those related to artificial intelligence) or failures (for example, widespread system outages or disruptions or faulty updates to software applications) and other similar events, each of which may be temporary or last for extended periods. For example, the threat or actual imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions) could adversely affect the Fund’s investments, including by leading to price volatility, overall declines in the U.S. and global investment markets, reduced liquidity and investment losses. These events have caused, and may in the future cause, significant disruptions to business operations, strained healthcare systems, disruptions to supply chains, large expansion of government deficits and debt as a result of government actions to mitigate the effects of such events, and widespread uncertainty regarding the long-term effects of such events. Such events may cause the value of securities owned by the Fund to go up or down, sometimes rapidly or unpredictably. There also is a risk that policy and legislative changes by the U.S. Government and/or Federal Reserve, or certain foreign governments and central banks, could cause increased volatility in financial markets and higher levels of Fund redemptions, which could have a negative impact on the Fund. These events may lead to periods of volatility and increased redemptions, which could cause the Fund to experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
These or similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. Furthermore, economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected.
•New Fund Risk. The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision. Moreover, investors will not be able to evaluate the Fund against one or more comparable funds on the basis of relative performance until the Fund has established a track record.
•Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest a greater percentage of its assets in the securities of a single issuer or a lesser number of issuers than if it was a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a lesser number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
•Passive Investment Risk. The Fund invests in the securities included in, or representative of, its Index regardless of its investment merit. The Fund does not attempt to outperform its Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to its Index. The returns from the types of securities in which the Fund invests may underperform returns from the various general securities markets or different asset classes. This may cause the Fund to underperform other investment vehicles that invest in different asset classes. Different types of securities (for example, large-, mid- and small-capitalization stocks) tend to go through cycles of doing better – or worse – than the general securities markets. In the past, these periods have lasted for as long as several years.
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•Sector Risk. The Fund’s investing approach may result in an emphasis on certain sectors or sub-sectors of the market at any given time. To the extent the Fund invests more heavily in one sector or sub-sector of the market, it thereby presents a more concentrated risk and its performance will be especially sensitive to developments that significantly affect those sectors or sub-sectors. In addition, the value of Shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of sectors and industries. An individual sector or sub-sector of the market may have above-average performance during particular periods, but may also move up and down more than the broader market. The several industries that constitute a sector may all react in the same way to economic, political or regulatory events. The Fund’s performance could also be affected if the sectors or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors may adversely affect performance. If such sectors underperform relative to the broader equity market, or if the sectors to which the Fund has less exposure relative to the broader equity market outperform relative to the broader equity market, the Fund’s performance may lag that of the broader equity market. The Fund may have significant exposure to the following sectors:
◦Energy Sector Risk. Issuers in energy-related industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels caused by geopolitical events, energy conservation or use of alternative fuel sources, the success of exploration projects, weather or meteorological events, taxes, increased government or environmental regulation, resource depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, or terrorist threats or attacks, among others. Markets for various energy-related commodities can have significant volatility and are subject to control or manipulation by large producers or purchasers. Companies in the energy sector may need to make substantial expenditures, and to incur significant amounts of debt, in order to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. Factors adversely affecting producers, refiners, distributors, or others in the energy sector may adversely affect companies that service or supply those entities, either because demand for those products and services is curtailed or those products and services come under price pressure.
◦Consumer Staples Sector Risk. The Fund may invest in companies in the consumer staples sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. Companies in the consumer staples sector, including those in the food and beverage industries, may be affected by general economic conditions, commodity production and pricing, consumer confidence and spending, consumer preferences, interest rates, product cycles, marketing campaigns, competition, and government regulations.
◦Materials Sector Risk. Companies in the materials sector can be negatively affected by various factors, including the volatility of commodity prices, exchange rates, and/or depletion of resources. Economic factors, government regulation, and litigation including liabilities from environmental damage can also cause sector-wide harm.
◦Financial Services Sector Risk. The financial services sector includes companies involved in such activities as banking, commercial and consumer finance, investment banking, brokerage, asset management, custody and insurance. Companies in the financial services sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financial services sector may be adversely affected by increases in interest rates. The profitability of companies in the financial services sector may be adversely affected by loan losses, which usually increase in economic downturns. In addition, the financial services sector in certain countries is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework, which may have an impact on the issuers included in the Fund. Furthermore, increased government involvement in the financial services sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions.
◦Industrials Sector Risk. The industrial sector includes companies engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. Companies in the industrial sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrial sector may be adversely affected by environmental damages, product liability claims and exchange rates. The success of these companies is affected by supply and demand both for their specific product or service and for industrial sector products in general. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. In addition, the industrial sector may also be adversely affected by changes or trends in commodity prices, which may be unpredictable.
•Securities Lending Risk. There are certain risks associated with securities lending, including the risk that the borrower may fail to return the securities on a timely basis or even the loss of rights in the collateral deposited by the borrower, if the borrower should fail financially. As a result, the Fund may lose money. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
•Small-Capitalization Company Risk. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of
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small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. Some small-capitalization companies have limited product lines, markets, and financial and managerial resources and tend to concentrate on fewer geographical markets relative to larger capitalization companies. In addition, because these companies are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies. Small-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Adverse publicity and investor perceptions, regardless of whether the perceptions are based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund.
•Tracking Error Risk. As with all index funds, the performance of the Fund and the Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index. The use of sampling techniques may affect the Fund’s ability to achieve close correlation with the Index. The Fund may use a representative sampling strategy to achieve its investment objective, if the Adviser believes it is in the best interest of the Fund, which generally can be expected to produce a greater non-correlation risk.
•Underlying Index Risk. Neither the Adviser nor the Index Provider is able to guarantee the continuous availability or timeliness of the production of the Index. The calculation and dissemination of the Index values may be delayed if the information technology or other facilities of the Index Provider, data providers and/or relevant stock exchange malfunction for any reason. A significant delay may cause trading in shares of the Fund to be suspended. Errors in Index data, computation and/or the construction in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider other applicable party for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.
•Valuation Risk. The Fund may hold securities or other assets that may be valued on the basis of factors other than readily available market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used.
In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Adviser’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
PORTFOLIO HOLDINGS INFORMATION
Information about the Fund’s daily portfolio holdings is available at www.teucrium.com. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (the “SAI”).
MANAGEMENT
Investment Adviser
Teucrium Investment Advisors, LLC, located at Three Main Street, Suite 215, Burlington, Vermont 05401, serves as the investment adviser for the Fund. The Adviser, subject to the general supervision and oversight of the Board, provides an investment management program for the Fund and manages the day-to-day investment of the Fund’s assets. The Adviser also arranges for transfer agency, custody, fund administration, distribution and all other services necessary for the Fund to operate. The Adviser is an SEC-registered investment adviser wholly owned by Teucrium Trading, LLC.
The Adviser continuously reviews, supervises, and administers the Fund’s investment program. The Board supervises the Adviser and establishes policies that the Adviser must follow in its day-to-day management activities. For the services it provides to the Fund, the Adviser is entitled to a unified management fee, which is calculated daily and paid monthly, at an annual rate of 0.95% of the Fund’s average daily net assets.
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Pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Advisory Agreement”), the Adviser has agreed to pay all expenses of the Fund except the fee payable to the Adviser under the Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.
A discussion of the basis for the Board’s approval of the Advisory Agreement will be available in the Fund’s first Form N-CSR filing with the SEC.
Portfolio Managers
The individuals identified below are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.
Christopher Small joined Teucrium Trading, LLC in April of 2025. He is responsible for the execution and implementation of Teucrium’s growing suite of ETFs and contributes to the development of new products in Teucrium’s multi-asset white-label platform. Prior to joining the firm, he worked as the Director of Trading at Boston-based asset manager Windham Capital from March 2015 until December 2024.
Joran Haugens joined Teucrium Trading, LLC in December of 2022. He has responsibilities for trade operations and execution for the Teucrium Funds. Prior to joining the firm, he worked as an account executive at ED&F Man Capital with a focus on agricultural commodities providing support, information, research, account management and execution for a wide range of customers. Mr. Haugens has more than 20 years of experience in execution and is Series 3 certified.
The SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of Shares.
Other Service Providers
PINE Distributors LLC, (the “Distributor”), located at 501 South Cherry Street, Suite 610, Denver, Colorado 80246, serves as distributor and principal underwriter to the Fund. The Distributor will not distribute Shares in less than whole Creation Units, and it does not maintain a secondary market in the Shares. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund and is not affiliated with the Adviser or any of its affiliates.
U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the administrator, transfer agent and index receipt agent (as applicable) for the Fund.
U.S. Bank National Association, located at 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the custodian for the Fund.
Morgan, Lewis & Bockius LLP, located at 1111 Pennsylvania Avenue, N.W., Washington, D.C. 20004, serves as legal counsel to the Trust.
Cohen & Company, Ltd., located at 1835 Market Street, Suite 310, Philadelphia, Pennsylvania 19103, serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.
HOW TO BUY AND SELL SHARES
The Fund issues and redeems Shares only in Creation Units at the NAV per share next determined after receipt of an order from an AP. Only APs may acquire Shares directly from the Fund, and only APs may tender their Shares for redemption directly to the Fund, at NAV. APs must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Fund’s transfer agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.
Most investors buy and sell Shares in secondary market transactions through brokers. Individual Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.
When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares and receive less than NAV when you sell those Shares.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (the “DTC”) or its nominee is the record owner of all outstanding Shares.
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Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” through your brokerage account.
Frequent Purchases and Redemptions of Shares
The Fund imposes no restrictions on the frequency of purchases and redemptions of Shares. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by Fund shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly from the Fund, are an essential part of the ETF process and help keep Share trading prices in line with NAV. As such, the Fund accommodates frequent purchases and redemptions by APs. However, frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and lead to the realization of capital gains. The Fund’s fair valuation of its holdings consistent with the 1940 Act and Rule 2a-5 thereunder and its ability to impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades help to minimize the potential adverse consequences of frequent purchases and redemptions.
Determination of Net Asset Value
The Fund’s NAV is calculated as of the scheduled close of regular trading on the New York Stock Exchange (the “NYSE”), generally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The NAV is calculated by dividing the Fund’s net assets by its Shares outstanding.
In calculating its NAV, the Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. For example, the Fund generally values equity securities at their readily available market quotations. If such information is not available for an investment held by the Fund or is determined to be unreliable, the investment will be valued by the Adviser at fair value pursuant to procedures established by the Adviser and approved by the Board (as described below).
Fair Value Pricing
The Adviser has been designated by the Board as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. In its capacity as valuation designee, the Adviser has adopted procedures and methodologies to fair value Fund investments whose market prices are not “readily available” or are deemed to be unreliable. For example, such circumstances may arise when: (i) an investment has been de-listed or has had its trading halted or suspended; (ii) an investment’s primary pricing source is unable or unwilling to provide a price; (iii) an investment’s primary trading market is closed during regular market hours; or (iv) an investment’s value is materially affected by events occurring after the close of the investment’s primary trading market. Generally, when fair valuing an investment held by the Fund, the Adviser will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the investment, general and/or specific market conditions and the specific facts giving rise to the need to fair value the investment. Fair value determinations are made in good faith and in accordance with the fair value methodologies established by the Adviser. Due to the subjective and variable nature of determining the fair value of a security or other investment, there can be no assurance that the Adviser’s determined fair value will match or closely correlate to any market quotation that subsequently becomes available or the price quoted or published by other sources. In addition, the Fund may not be able to obtain the fair value assigned to an investment if the Fund were to sell such investment at or near the time its fair value is determined.
Investments by Registered Investment Companies
Section 12(d)(1) of the 1940 Act and the rules thereunder limit investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in section 12(d)(1), subject to certain terms and conditions, including that such investment companies enter into an agreement with the Fund.
Delivery of Shareholder Documents – Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.
DIVIDENDS, DISTRIBUTIONS, AND TAXES
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Dividends and Distributions
The Fund intends to pay out dividends, if any, in cash, and distribute any net realized capital gains to its shareholders at least annually. The Fund will declare and pay capital gain distributions, if any, in cash. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.
Taxes
The following discussion is a summary of certain important U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in Shares, including the possible application of foreign, state, and local tax laws. This summary does not apply to Shares held in an IRA or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to Shares held in such accounts may, however, be taxable at some time in the future. This summary is based on current tax laws, which may change.
The Fund intends to qualify each year for treatment as a regulated investment company (a “RIC”) within the meaning of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, the Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.
Unless your investment in Shares is made through a tax-exempt entity or tax-advantaged account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions, when you sell your Shares listed on the Exchange, and when you purchase or redeem Creation Units (APs only).
Taxes on Distributions
The Fund intends to distribute, at least annually, substantially all of its net investment income and net capital gains. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income. Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which for non-corporate shareholders are subject to tax at reduced rates of up to 20% (lower rates apply to individuals in lower tax brackets). Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares.
Distributions reported by the Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. Corporate shareholders may be entitled to a dividends received deduction for the portion of dividends they receive from the Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations. For such dividends to be taxed as qualified dividend income to a non-corporate shareholder, the Fund must satisfy certain holding period requirements with respect to the underlying stock and the non-corporate shareholder must satisfy holding period requirements with respect to his or her ownership of the Fund’s Shares. Holding periods may be suspended for these purposes for stock that is hedged. The Fund’s investment strategy may limit its ability to distribute dividends eligible to be treated as qualified dividend income or entitled to the dividends received deduction.
Shortly after the close of each calendar year, you will be informed of the amount and character of any distributions received from the Fund.
In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares).
You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and should generally be avoided by taxable investors.
If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by the Fund will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. Gains from the sale or other disposition of your Shares from non-U.S. shareholders generally are not subject to U.S. taxation,
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unless you are a nonresident alien individual who is physically present in the U.S. for 183 days or more per year. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Different tax consequences may result if you are a foreign shareholder engaged in a trade or business within the United States or if a tax treaty applies.
The Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that the shareholder is not subject to such withholding.
Taxes When Shares are Sold on the Exchange
Provided that a shareholder holds Shares as capital assets, any capital gain or loss realized upon a sale or exchange of Shares generally is treated as a long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such Shares. Any loss realized on a sale will be disallowed to the extent Shares are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the disposition of Shares. The ability to deduct capital losses may be limited.
The cost basis of Shares acquired by purchase will generally be based on the amount paid for the Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.
Taxes on Purchases and Redemptions of Creation Units
An AP having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging AP’s aggregate basis in the securities delivered, plus the amount of any cash paid for the Creation Units. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging AP’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The Internal Revenue Service (“IRS”) may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an AP who does not mark-to-market its holdings) or on the basis that there has been no significant change in economic position. APs exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.
The Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. The Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in kind. As a result, the Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.
Net Investment Income Tax
U.S. individuals with income exceeding specified thresholds are subject to a 3.8% tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (generally including capital gains distributions and capital gains realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.
Foreign Taxes
The Fund invests in foreign securities. Interest and other income received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If as of the close of a taxable year more than 50% of the value of the Fund’s assets consists of certain foreign stock or securities, the Fund will be eligible to elect to “pass through” to investors the amount of foreign income and similar taxes (including withholding taxes) paid by the Fund during that taxable year. This means that investors would be considered to have received as additional income their respective shares of such foreign taxes but may be entitled to either a corresponding tax deduction in calculating taxable income, or, subject to certain limitations, a credit in calculating federal income tax. If the Fund does not so elect, it will be entitled to claim a deduction for certain foreign taxes incurred by the Fund. The Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.
The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund distributions and sales of Shares.
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Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. For more information, please see the section entitled “Federal Income Taxes” in the SAI.
DISTRIBUTION PLAN
The Board has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services.
No Rule 12b-1 fees are currently paid by the Fund, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of Fund assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.
PREMIUM/DISCOUNT INFORMATION
Information regarding how often Shares traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV per share is available on the Fund’s website at www.teucrium.com.
ADDITIONAL NOTICES
The Shares are not sponsored, endorsed, or promoted by the Exchange. The Exchange is not responsible for, nor has it participated in the determination of, the timing, prices, or quantities of Shares to be issued, nor in the determination or calculation of the equation by which Shares are redeemable. The Exchange has no obligation or liability to owners of Shares in connection with the administration, marketing, or trading of Shares.
Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.
The Adviser and the Fund make no representation or warranty, express or implied, to the owners of the Shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly.
FINANCIAL HIGHLIGHTS
Financial information is not available because the Fund had not commenced operations prior to the date of this Prospectus.
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Teucrium Venezuela Future Opportunities ETF

Adviser	Teucrium Investment Advisors, LLC Three Main Street, Suite 215 Burlington, Vermont 05401	Distributor	PINE Distributors LLC 501 South Cherry Street, Suite 610 Denver, Colorado 80246
Transfer Agent, Index Receipt Agent, and Administrator	U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, Wisconsin 53202	Custodian	U.S. Bank, N.A. 1555 North Rivercenter Drive, Suite 302 Milwaukee, Wisconsin 53212
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1835 Market Street, Suite 310 Philadelphia, Pennsylvania 19103	Legal Counsel	Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue, NW Washington, DC 20004-2541
Investors may find more information about the Fund in the following documents:
Statement of Additional Information: The Fund’s SAI provides additional details about the investments of the Fund and certain other additional information. The SAI is on file with the SEC and is incorporated herein by reference into this Prospectus. It is legally considered a part of this Prospectus.
Annual/Semi-Annual Reports and Form N-CSR: Additional information about the Fund’s investments will be available in the Fund’s Annual and Semi-Annual Reports to shareholders and in Form N-CSR. In the Annual Report, when available, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.
You can obtain free copies of these documents, request other information or make general inquiries about the Fund by calling 1-800-617-0004.
Shareholder reports and other information about the Fund also are available:
•Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov; or
•Free of charge from the Fund’s website at www.teucrium.com.

(SEC Investment Company Act File No. 811-23226)

24

Teucrium Venezuela Future Opportunities ETF (VEN)
a series of Listed Funds Trust
Listed on NYSE Arca, Inc.

STATEMENT OF ADDITIONAL INFORMATION
October 30, 2026
This Statement of Additional Information (the “SAI”) is not a prospectus and should be read in conjunction with the prospectus for the Teucrium Venezuela Future Opportunities ETF (the “Fund”), a series of Listed Funds Trust (the “Trust”), dated October 30, 2026, as may be supplemented from time to time (the “Prospectus”). Capitalized terms used in this SAI that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained, without charge, by calling the Fund at 1-800-617-0004 or by visiting www.teucrium.com.
The Fund’s audited financial statements for the most recent fiscal year (when available) will be included in the Fund’s Form N-CSR, which will be incorporated into this SAI by reference (File No. 811-23226). When available, you may obtain a copy of the Fund’s Annual Report and Form N-CSR at no charge by contacting the Fund at the phone number noted above.

GENERAL INFORMATION ABOUT THE TRUST
The Trust is an open-end management investment company consisting of multiple investment series. This SAI relates only to the Fund. The Trust was organized as a Delaware statutory trust on August 26, 2016. The Trust is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (together with the rules and regulations adopted thereunder, the “1940 Act”), as an open-end management investment company, and the offering of the Fund’s shares (the “Shares”) is registered under the Securities Act of 1933 (the “Securities Act”). The Trust is governed by its Board of Trustees (the “Board”).
Teucrium Investment Advisors, LLC (the “Adviser”) serves as investment adviser to the Fund.
The Fund offers and issues Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). The Fund generally offers and issues Shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security or other instrument in the Fund’s portfolio. Shares are listed on NYSE Arca, Inc. (the “Exchange”) and trade on the Exchange at market prices that may differ from the Shares’ NAV. Shares also are redeemable only in Creation Unit aggregations, primarily for a basket of Deposit Securities together with a Cash Component. A Creation Unit of the Fund generally consists of 10,000 Shares, though this may change from time to time. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not redeemable securities.
Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the value of the missing Deposit Securities, as set forth in the Participant Agreement (as defined below). The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. As in the case of other publicly traded securities, brokers’ commissions on transactions in the secondary market will be based on negotiated commission rates at customary levels.
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVE, POLICIES, AND RELATED RISKS
The Fund’s investment objective and principal investment strategies are described in the Prospectus. The following information supplements, and should be read in conjunction with, the Prospectus. For a description of certain permitted investments, see “Description of Permitted Investments” in this SAI.
With respect to the Fund’s investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.
Non-Diversification
The Fund is classified as a non-diversified investment company under the 1940 Act. A “non-diversified” classification means that the Fund is not limited by the 1940 Act with regard to the percentage of its total assets that may be invested in the securities of a single issuer. This means that the Fund may invest a greater portion of its total assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. This may have an adverse effect on the Fund’s performance or subject the Fund’s Shares to greater price volatility than more diversified investment companies. Moreover, in pursuing its objective, the Fund may hold the securities of a single issuer in an amount exceeding 10% of the value of the outstanding securities of the issuer, subject to restrictions imposed by the Internal Revenue Code of 1986, as amended (the “Code”). In particular, as the Fund’s size grows and its assets increase, it will be more likely to hold more than 10% of the securities of a single issuer if the issuer has a relatively small public float as compared to other components of the Fund’s portfolio.
Although the Fund is non-diversified for purposes of the 1940 Act, the Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a “regulated investment company” (“RIC”) within the meaning of Subchapter M of the Code. Compliance with the diversification requirements of the Code may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objective. To qualify as a RIC under the Code, the Fund must meet the Diversification Requirement described in the section titled “Federal Income Taxes” in this SAI.
General Risks
The value of the Fund’s portfolio investments may fluctuate with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular investment or issuer, and changes in general economic or political conditions. An investor in the Fund could lose money over short or long periods of time.
There can be no guarantee that a liquid market for the investments held by the Fund will be maintained. The existence of a liquid trading market for certain investments may depend on whether dealers will make a market in such investments. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which investments may be sold and the value of Shares will be adversely affected if trading markets for the Fund’s portfolio investments are limited or absent, or if bid/ask spreads are wide.
Cybersecurity Risk. The Fund and its service providers may be subject to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cybersecurity breaches. Cyber-attacks affecting the Fund or the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund also may incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investments in such portfolio companies to lose value.
Recent Geopolitical Events. Geopolitical tensions introduce uncertainty into global markets. For example, Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations, and Belarus as a response to Russia’s invasion of Ukraine, and may impose sanctions on other countries that provide military or economic support to Russia. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions, including cyber-attacks) are impossible to predict, but could result in significant market disruptions, including in certain industries or sectors, such as the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth.
Similarly, escalations beginning in October 2023 of the ongoing Israel-Hamas conflict present a potential risk for wider conflict that could negatively affect financial markets due to a myriad of interconnected factors. This conflict could disrupt regional trade and supply chains, potentially affecting U.S. businesses with exposure to the region. For example, attacks on commercial vessels transiting through the Red Sea, commonly referred to as the Red Sea crisis, have led to disruption of international maritime trade and the global supply chain, which has had a direct impact on countries and regions that rely on such routes for the supply of energy and/or food and companies that typically ship goods or receive components by way of the Red Sea. In addition, recent U.S. military operations in Iran could lead to significant geopolitical instability, including retaliatory attacks, disruption of critical energy infrastructure and shipping lanes such as the Strait of Hormuz, and broader regional conflict, which in turn may cause sharp volatility across global financial markets and commodity prices. Such developments may adversely affect the Fund through increased market uncertainty, reduced liquidity, higher inflation and interest rate pressures, and potential declines in asset valuations across multiple sectors and geographies. The Middle East plays a pivotal role in the global energy sector, and prolonged instability could impact oil prices, leading to increased costs for businesses and consumers.
These conflicts and others, and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even if the Fund does not have direct exposure.
DESCRIPTION OF PERMITTED INVESTMENTS
The following are descriptions of the Fund’s permitted investments and investment practices and the associated risk factors. The Fund will only invest in any of the following instruments, or exchange-traded funds (“ETFs”) that invest in such instruments, or engage in any of the following investment practices if such investment or activity is consistent with the Fund’s investment objective and permitted by the Fund’s stated investment policies.
Borrowing
The Fund may borrow money to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time. Borrowing for investment purposes is one form of leverage. Leveraging investments by purchasing securities with borrowed money is a speculative technique that increases investment risk, but also increases investment opportunity. Because substantially all of the Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV per share of the Fund will increase more when the Fund’s portfolio assets increase in value and decrease more when the Fund’s portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.
The Fund also may borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the Fund promptly. As required by the 1940 Act, the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including

Sundays and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage requirement. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.
Borrowing will tend to exaggerate the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. The Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. In addition to the foregoing, the Fund is authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund’s total assets. Borrowings for extraordinary or emergency purposes are not subject to the foregoing 300% asset coverage requirement.
Depositary Receipts
To the extent the Fund invests in stocks of foreign corporations, the Fund’s investment in securities of foreign companies may be in the form of depositary receipts or other securities convertible into securities of foreign issuers. American Depositary Receipts (“ADRs”) are dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by U.S. banks and trust companies which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the United States.
Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), and International Depositary Receipts (“IDRs”) are similar to ADRs in that they are certificates evidencing ownership of shares of a foreign issuer; however, GDRs, EDRs, and IDRs may be issued in bearer form and denominated in other currencies and are generally designed for use in specific or multiple securities markets outside the U.S. EDRs, for example, are designed for use in European securities markets, while GDRs are designed for use throughout the world. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities.
The Fund will not invest in any unlisted depositary receipts or any depositary receipt that the Adviser deems to be illiquid or for which pricing information is not readily available. In addition, all depositary receipts generally must be sponsored. However, the Fund may invest in unsponsored depositary receipts under certain limited circumstances. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the value of the depositary receipts.
Equity Securities
Equity securities, such as the common stock of an issuer, are subject to stock market fluctuations and, therefore, may experience volatile changes in value as market conditions, consumer sentiment, or the financial condition of the issuers change. A decrease in value of the equity securities in the Fund’s portfolio may also cause the value of the Fund’s Shares to decline. An investment in the Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the Fund’s portfolio securities and therefore a decrease in the value of Shares).
Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary, and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic, or banking crises.
Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference, and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.
Types of Equity Securities include:
Common Stocks — Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company’s board of directors.
Preferred Stocks — Preferred stocks also are units of ownership in a company. Preferred stocks normally have preference over common stocks in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock.
Generally, the market values of preferred stocks with a fixed dividend rate and no conversion element vary inversely with interest rates and perceived credit risk.
Rights and Warrants — A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable, and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants may be freely transferable and/or traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.
An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.
Small-Capitalization Companies — The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of larger-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Some small-capitalization companies have limited product lines, markets, and financial and managerial resources and tend to concentrate on fewer geographical markets relative to larger capitalization companies. There is typically less publicly available information concerning small-capitalization companies than for larger, more established companies. Small-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs, and earnings.
Tracking Stocks — A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.
Illiquid Investments
The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If illiquid investments exceed 15% of the Fund’s net assets, certain remedial actions will be taken as required by Rule 22e-4 under the 1940 Act and the Fund’s policies and procedures.
The Fund may not be able to sell illiquid securities when the Adviser considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on NAV.
Investment Company Securities
The Fund may invest in the securities of other investment companies, including ETFs, mutual funds, and money market funds, subject to applicable limitations under Section 12(d)(1) of the 1940 Act and the rules thereunder. Pursuant to Section 12(d)(1), the Fund may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. Under certain circumstances, including in compliance with Rule 12d1-4 under the 1940 Act, the Fund may invest its assets in securities of investment companies, including money market funds, in excess of the limits discussed above.
Investing in another pooled vehicle exposes the Fund to all the risks of that pooled vehicle. In addition, if the Fund invests in and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.
Non-U.S. Securities
The Fund may invest in non-U.S. securities. Investments in non-U.S. securities involve certain risks that may not be present in investments in U.S. securities. For example, non-U.S. securities may be subject to currency risks or to foreign government taxes. There may be less information publicly available about a non-U.S. issuer than about a U.S. issuer, and a foreign issuer may or may not be subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities. Since foreign exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s Shares. Conversely, Shares may trade on days when foreign exchanges are closed. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.
Non-U.S. stock markets may not be as developed or efficient as, and may be more volatile than, those in the U.S. While the volume of shares traded on non-U.S. stock markets generally has been growing, such markets usually have substantially less volume than U.S. markets. Therefore, the Fund’s investment in non-U.S. equity securities may be less liquid and subject to more rapid and erratic price movements than comparable securities listed for trading on U.S. exchanges. Non-U.S. equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There may be less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, that increase the likelihood of a failed settlement, which can result in losses to the Fund. The value of non-U.S. investments and the investment income derived from them also may be affected unfavorably by changes in currency exchange control regulations. Foreign brokerage commissions, custodial expenses and other fees also are generally higher than for securities traded in the U.S. This may cause the Fund to incur higher portfolio transaction costs than domestic equity funds. Fluctuations in exchange rates also may affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments may be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.
Other Short-Term Instruments
The Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1” by S&P or, if unrated, of comparable quality as determined by the Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and (vi) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market funds. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.
Repurchase Agreements
The Fund may invest in repurchase agreements with commercial banks, brokers, or dealers to generate income from its excess cash balances and to invest in securities lending cash collateral. A repurchase agreement is an agreement under which the Fund acquires a financial instrument (e.g., a security issued by the U.S. government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed-upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument.
In these repurchase agreement transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Fund’s custodian until repurchased. No more than an aggregate of 15% of the Fund’s net assets will be invested in illiquid investments, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.
The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.
Securities Lending
The Fund may lend portfolio securities in an amount up to one-third of its total assets to brokers, dealers, and other financial institutions. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finder’s or administrative fees) the Fund pays in arranging the loan. The Fund may share the interest it receives on the collateral securities with the borrower. The terms of the Fund’s loans permit it to reacquire loaned securities on five business days’ notice or in time to vote on any important matter. Loans are subject to termination at the option of the Fund or borrower at any time, and the borrowed securities must be returned when the loan is terminated. The Fund may pay fees to arrange for securities loans.
The SEC currently requires that the following conditions must be met whenever the Fund’s portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs; and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans. These conditions may be subject to future modification. Such loans will be terminable at any time upon specified notice. The Fund might experience the risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. In addition, the Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. As part of participating in a lending program, the Fund may be required to invest in collateralized debt or other securities that bear the risk of loss of principal. In addition, all investments made with the collateral received are subject to the risks associated with such investments. If such investments lose value, the Fund will have to cover the loss when repaying the collateral.
Any loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. Any securities that the Fund may receive as collateral will not become part of the Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral.
U.S. Government Securities
The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities, include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury, and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government, including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association (“Fannie Mae”), the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration, and the Federal Agricultural Mortgage Corporation.
Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass- through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S.

government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.
On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth over the next three years. As a result of this Agreement, the investments of holders, including the Fund, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected.
The total public debt of the United States as a percentage of gross domestic product has grown rapidly since the beginning of the 2008-2009 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt can raise concerns that the U.S. government will not be able to make principal or interest payments when they are due. In August 2011, S&P® lowered its long-term sovereign credit rating on the U.S. In explaining the downgrade at that time, S&P® cited, among other reasons, controversy over raising the statutory debt limit and growth in public spending. In August 2023, Fitch Ratings also downgraded its U.S. debt rating from AAA to AA+, citing expected fiscal deterioration over the next three years and repeated down-to-the-wire debt ceiling negotiations. In May 2025, Moody’s lowered the long-term issuer rating of the U.S. to “Aa1” from “Aaa” to reflect over a decade of increasing government debt and high interest payment ratios relative to similarly rated sovereigns.
An increase in national debt levels also may necessitate the need for the U.S. Congress to negotiate adjustments to the statutory debt ceiling to increase the cap on the amount the U.S. government is permitted to borrow to meet its existing obligations and finance current budget deficits. Future downgrades could increase volatility in domestic and foreign financial markets, result in higher interest rates, lower prices of U.S. Treasury securities and increase the costs of different kinds of debt. Any controversy or ongoing uncertainty regarding the statutory debt ceiling negotiations may impact the U.S. long-term sovereign credit rating and may cause market uncertainty. As a result, market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected.
When-Issued Securities
A when-issued security is one whose terms are available and for which a market exists, but which has not been issued. When the Fund engages in when-issued transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.
When purchasing a security on a when-issued basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.
Decisions to enter into “when-issued” transactions will be considered on a case-by-case basis when necessary to maintain continuity in a company’s index membership.
INVESTMENT RESTRICTIONS
The Trust has adopted the following investment restrictions as fundamental policies with respect to the Fund. These restrictions cannot be changed with respect to the Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities. For the purposes of the 1940 Act, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.
Except with the approval of a majority of the outstanding voting securities, the Fund may not:
1.Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act.
2.Make loans, except to the extent permitted under the 1940 Act.
3.Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Fund from investing in securities or other instruments backed by real estate, real estate investment trusts (“REITs”), or securities of companies engaged in the real estate business.
4.Invest in physical commodities, except to the extent permitted by the 1940 Act or other governing statute, by the rules thereunder, or by the U.S. Securities and Exchange Commission or other regulatory agency with authority over the Fund.

This shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.
5.Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act.
6.Concentrate its investments (i.e., hold more than 25% of its total assets) in any industry or group of related industries (as defined in the 1940 Act), except that, to the extent the Index (as defined in the Prospectus) concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, registered investment companies, and tax-exempt securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.*
* For purposes of this policy, the issuer of the underlying security will be deemed to be the issuer of any respective depositary receipt.
In addition to the investment restrictions adopted as fundamental policies as set forth above, the Fund has adopted the following non-fundamental restriction, which may be changed without a shareholder vote upon 60 days’ notice:
1.    Under normal circumstances, at least 80% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in the components of the Index, as defined in the Fund’s Prospectus.
The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:
Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging, or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).
Senior Securities. For purposes of fundamental policy no. 1 above, senior securities may include any obligation or instrument constituting a security issued by the Fund and evidencing indebtedness or a future payment obligation. The 1940 Act generally prohibits funds from issuing senior securities other than borrowing from a bank subject to specific asset coverage requirements. The 1940 Act prohibitions and restrictions on the issuance of senior securities are designed to protect shareholders from the potentially adverse effects of a fund’s issuance of senior securities, including, in particular, the risks associated with excessive leverage of a fund’s assets. Certain types of derivatives give rise to future payment obligations and therefore also may be considered to be senior securities. Rule 18f-4 under the 1940 Act permits funds that comply with the conditions therein to enter into certain types of derivatives transactions notwithstanding the prohibitions and restrictions on the issuance of senior securities under the 1940 Act. To the extent consistent with its investment strategies, the Fund may invest in derivatives in compliance with the conditions set forth in Rule 18f-4 under the 1940 Act.
Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies.
Real Estate and Commodities. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate or commodities, but does require that every investment company have a fundamental investment policy governing such investments.
Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.
If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitation with respect to the borrowing of money will be observed continuously.
EXCHANGE LISTING AND TRADING
Shares are listed for trading and trade throughout the day on the Exchange.
There can be no assurance that the Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of Shares. The Exchange will consider the suspension of trading in, and will initiate delisting proceedings of, the Shares under any of the following circumstances: (i) if any of the requirements set forth in the Exchange rules are not continuously maintained, including compliance with Rule 6c-11(c) under the 1940 Act; (ii) if, following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the Shares of the Fund; or (iii) if such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of the Fund from listing and trading upon termination of the Fund.
The Trust reserves the right to adjust the price levels of Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

MANAGEMENT OF THE TRUST
Board Responsibilities. The management and affairs of the Trust and its series are overseen by the Board, which elects the officers of the Trust who are responsible for administering the day-to-day operations of the Trust and the Fund. The Board has approved contracts, as described below, under which certain companies provide essential services to the Trust.
The day-to-day business of the Trust, including the management of risk, is performed by third-party service providers, such as the Adviser, the Distributor, and the Administrator. The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures and controls to identify possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Adviser is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Fund’s service providers the importance of maintaining vigorous risk management.
The Board’s role in risk oversight begins before the inception of the Fund, at which time certain of the Fund’s service providers present the Board with information concerning the investment objective, strategies and risks of the Fund as well as proposed investment limitations for the Fund. Additionally, the Adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function of various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the Adviser, and other service providers such as the Fund’s independent registered public accounting firm, who make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Fund may be exposed.
The Board is responsible for overseeing the nature, extent, and quality of the services provided to the Fund by the Adviser and receives information about those services at its regular meetings. In addition, on an annual basis (following the initial two-year period), in connection with its consideration of whether to renew the Advisory Agreement (defined below) with the Adviser, the Board or its designee may meet with the Adviser to review such services. Among other things, the Board regularly considers the Adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Fund’s performance and investments, including, for example, portfolio holdings schedules.
The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund and Adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.
The Board receives reports from the Fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Annually, the Fund’s independent registered public accounting firm reviews with the Audit Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC is recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.
From their review of these reports and discussions with the Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.
The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board as to risk management matters are typically summaries of the relevant information. Most of the Fund’s investment management and business affairs are carried out by or through the Adviser, and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Trust’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are three members of the Board, none of whom are interested persons of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”).
There is an Audit Committee of the Board that is chaired by an Independent Trustee and comprised solely of Independent Trustees. The Audit Committee chair presides at the Audit Committee meetings, participates in formulating agendas for Audit Committee meetings, and coordinates with management to serve as a liaison between the Independent Trustees and management on matters within the scope of responsibilities of the Audit Committee as set forth in its Board-approved charter. The Trust has not designated a lead Independent Trustee but has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the Independent Trustees of the Trust constitute a super-majority of the Board, the number of Independent Trustees that constitute the Board, the amount of assets under management in the Trust, and the number of funds overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.
Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
John L. Jacobs Year of birth: 1959	Trustee and Audit Committee Chair	Indefinite term; since 2017**	Founder and CEO of Q3 Advisors, LLC (financial consulting firm) (since 2015); Chairman of VettaFi, LLC (2018-2024); Executive Director of Center for Financial Markets and Policy (2016–2022); Distinguished Policy Fellow and Executive Director, Center for Financial Markets and Policy, Georgetown University (2015–2022)	50	Independent Trustee, TEMA ETF Trust (since 2023) (1 portfolio); NEOS ETF Trust (since 2021) (3 portfolios); Director, tZERO Group, Inc. (since 2020); Independent Trustee, Procure ETF Trust II (since 2018) (2 portfolios)
Koji E. Felton Year of birth: 1961	Trustee	Indefinite term; since 2019	Retired; formerly Counsel, Kohlberg Kravis Roberts & Co. L.P. (investment firm) (2013–2015)	50	Independent Trustee, Series Portfolios Trust (since 2015) (19 portfolios)
Pamela H. Conroy Year of birth: 1961	Trustee, Chair, and Nominating and Governance Committee Chair	Indefinite term; since 2019	Retired; formerly Executive Vice President, Chief Operating Officer & Chief Compliance Officer, Institutional Capital Corporation (investment firm) (1994–2008)	50	Independent Trustee, Frontier Funds, Inc. (since 2020) (4 portfolios)
*    The Trust is the only registered investment company in the Fund Complex. As used in this SAI, the term "Fund Complex" applies to all operational series of the Trust.
**    Mr. Jacobs began serving as a Trustee when the Trust was known by its former name, Active Weighting Funds ETF Trust.
Individual Trustee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on his or her own experience, qualifications, attributes and skills as described below.
The Trust has concluded that Mr. Jacobs should serve as a Trustee because of his substantial industry experience. He most recently served as the CEO of Q3 Advisors, LLC and as the Distinguished Policy Fellow and Executive Director of the Center for Financial Markets and Policy, and as Adjunct Professor of Finance at the McDonough School of Business at Georgetown University. He also served as Senior Advisor and principal consultant to Nasdaq’s CEO and President. Mr. Jacobs has been determined to qualify as an Audit Committee Financial Expert for the Trust.
The Trust has concluded that Mr. Felton should serve as a Trustee because of his substantial industry experience, including over two decades working in the asset management industry providing legal, regulatory compliance, governance and risk management advice to registered investment companies, their advisers and boards. Prior to that, he gained experience and perspective as a regulator while serving as an enforcement attorney and branch chief for the SEC. He also represented public companies and their boards of directors in securities class actions, derivative litigation and SEC investigations as a litigation associate at a national law firm. Mr. Felton currently serves as an independent trustee and chair of the nominating and governance committee of a mutual fund complex.

The Trust has concluded that Ms. Conroy should serve as a Trustee because of her substantial industry experience, including over 25 years of achievements at both a large, multi-location financial institution as well as a small, entrepreneurial firm. She has expertise in all facets of portfolio accounting, securities processing, trading operations, marketing, as well as legal and compliance.
In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the series of the Trust.
Board Committees. The Board has established the following standing committees of the Board:
Audit Committee. The Board has a standing Audit Committee that is composed of each of the Independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Fund’s independent registered public accounting firm and when and whether to terminate this relationship, as necessary; reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; pre-approving audit and non-audit services provided by the Fund’s independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Audit Committee by the internal auditing department of the Trust’s Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; reviewing the Fund’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firm’s report on the adequacy of the Trust’s internal financial controls; reviewing, in consultation with the Fund’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Fund’s financial statements; and other audit related matters. As of the date of this SAI, the Audit Committee has not met with respect to the Fund.
The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer (the “issuer attorneys”). An issuer attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities).
Nominating and Governance Committee. The Board has a standing Nominating and Governance Committee that is composed of each of the Independent Trustees of the Trust. The Nominating and Governance Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating and Governance Committee is to consider, recommend and nominate candidates to fill vacancies on the Board, if any. The Nominating and Governance Committee generally will not consider nominees recommended by shareholders. The Nominating and Governance Committee meets periodically, as necessary. As of the date of this SAI, the Nominating and Governance Committee has not met with respect to the Fund.
Principal Officers of the Trust. The officers of the Trust conduct and supervise the Trust’s and the Fund’s daily business. The address of each officer of the Trust is c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202. Additional information about each officer of the Trust is as follows:

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Kacie G. Briody Year of birth: 1992	President and Principal Executive Officer	Indefinite term, March 2025	Vice President, U.S. Bancorp Fund Services, LLC (since 2014)
Travis G. Babich Year of birth: 1980	Treasurer and Principal Financial Officer	Indefinite term, September 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2005)
David J. Rantisi Year of birth: 1992	Assistant Treasurer	Indefinite term, March 2025	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2014)
Elaine E. Richards Year of birth: 1968	Secretary & Vice President	Indefinite term, June 2026	Senior Vice President, U.S. Bank Global Fund Services (since 2007)

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Anjali E. Connors Year of birth: 1982	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite term, January 2026	Vice President, U.S. Bancorp Fund Services, LLC (since 2025); Associate Director, Investment Advisory Compliance, Robert W. Baird & Co. (2022 to 2025); Chief Compliance Officer, Strategas Asset Management, LLC (wholly owned by Baird Financial Corporation) (2022 to 2025); Director, Governance and Controls Advisor, CIBC Private Wealth Management (2018 to 2022)
Marissa J. Pawlinski Year of birth: 1996	Assistant Secretary	Indefinite term, June 2025	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2022); Judicial Law Clerk, Milwaukee County Circuit Court (2021-2022)
Trustee Ownership of Shares. The Fund is required to show the dollar amount ranges of each Trustee’s “beneficial ownership” of Shares and each other series of the Trust as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the “Exchange Act”).
As of the date of this SAI, no Trustee or officer of the Trust owned Shares of the Fund or any other fund within the Trust’s Fund Complex.
Board Compensation. Each Independent Trustee receives an annual stipend of $145,000 (prior to January 1, 2026, the annual stipend was $125,000) and reimbursement for all reasonable travel expenses relating to their attendance at Board Meetings. The chair of the Audit Committee receives an annual stipend of $5,000 and the chair of the Nominating and Governance Committee receives an annual stipend of $2,500. Pursuant to the Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund, except those specified in the Fund’s Prospectus. As a result, the Adviser is responsible for compensating the Independent Trustees on behalf of the Fund. For certain other series in the Trust established and operated as mutual funds, the adviser is not responsible for the payment of all expenses and each such series bears its share of trustee compensation. Trustee compensation disclosed in the table does not include reimbursed reasonable travel expenses relating to their attendance at Board Meetings. The following table shows the compensation expected to be earned by each Trustee during the fiscal year ending December 31, 2026:

Name	Aggregate Compensation from the Fund	Total Compensation from Fund Complex* Paid to Trustees
John L. Jacobs	$0	$150,000
Koji Felton	$0	$145,000
Pamela H. Conroy	$0	$147,500
*    The Trust is the only registered investment company in the Fund Complex.
PRINCIPAL SHAREHOLDERS, CONTROL PERSONS, AND MANAGEMENT OWNERSHIP
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding Shares. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund. As of the date of this SAI, there were no outstanding Shares.
CODES OF ETHICS
The Trust and the Adviser have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics are designed to prevent affiliated persons of the Trust and the Adviser from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which also may be held by persons subject to the codes of ethics). Each code of ethics permits personnel subject to that code of ethics to invest in securities for their personal investment accounts, subject to certain limitations, including limitations related to securities that may be purchased or held by the Fund. The Distributor (as defined below) relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust or the Adviser, and no officer, director, or general partner of the Distributor serves as an officer, director, or general partner of the Trust or the Adviser.
There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC’s website at https://www.sec.gov.
PROXY VOTING POLICIES
The Fund has delegated proxy voting responsibilities to the Adviser, subject to the Board’s oversight. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with the Fund’s and its shareholders’ best interests and in compliance with all applicable proxy voting rules and regulations. The Adviser has adopted voting guidelines as part of its proxy voting policies (the “Proxy Voting Policies”) for such purpose. When the Proxy Voting Policies do not cover a specific proxy issue, the Adviser will use its best judgment in voting such proxies on behalf of the Fund.

A copy of the Adviser’s Proxy Voting Policies is set forth in Appendix A to this SAI. The Trust’s Chief Compliance Officer is responsible for monitoring the effectiveness of the Proxy Voting Policies. The Proxy Voting Policies have been adopted by the Trust as the policies and procedures that the Adviser will use when voting proxies on behalf of the Fund.
When available, information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling 1-800-617-0004, and (2) on the SEC’s website at https://www.sec.gov.
INVESTMENT MANAGEMENT
Investment Adviser
Teucrium Investment Advisors, LLC, a Delaware limited liability company located at Three Main Street, Suite 215, Burlington, Vermont 05401, serves as the investment adviser to the Fund. The Adviser is wholly-owned by Teucrium Trading, LLC. Teucrium Trading, LLC developed and offers a product suite of 1940 Act and Securities Act registered ETFs focused on U.S. agricultural commodities, digital assets, and other alternative exposures. In addition, the Adviser provides investment advisory and sub-advisory services to U.S. ETFs.
The Adviser arranges for transfer agency, custody, fund administration, and all other non-distribution related services necessary for the Fund to operate. The Adviser is responsible for the day-to-day operations of the Fund, subject to the general supervision and oversight of the Board of the Trust. The Adviser is responsible for the management the Fund in accordance with its investment objective, policies, and limitations. For the services it provides to the Fund, the Adviser is entitled to a unified management fee, which is calculated daily and paid monthly, at an annual rate of 0.95% of the Fund’s average daily net assets.
Pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Advisory Agreement”), the Adviser has agreed to pay all expenses of the Fund except the fee payable to the Adviser under the Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (if any).
The Advisory Agreement with respect to the Fund will continue in force for an initial period of two years. Thereafter, the Advisory Agreement will be renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by a majority vote of the Trustees, including a majority vote of such Trustees who are not “interested persons” of the Trust or the Adviser, at a meeting called for the purpose of voting on such approval; or (2) by a majority vote of the outstanding Shares. The Advisory Agreement automatically terminates on assignment and is terminable by a vote of the Board of the Trust or a majority of the outstanding voting securities of the Fund, or upon 120-days’ written notice by the Adviser.
The Adviser shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding or sale of any security.
The Fund is new and, therefore, has not paid any management fees to the Adviser as of the date of this SAI.
Portfolio Managers
Christopher Small and Joran Haugens serve as the Fund’s portfolio managers (collectively, the “Portfolio Managers”). This section includes information about the Portfolio Managers, including information about compensation, other accounts managed, and the dollar range of Shares owned.
Share Ownership
The Fund is required to show the dollar ranges of the Portfolio Managers’ “beneficial ownership” of Shares as of the end of the most recently completed fiscal year or a more recent date for a new portfolio manager. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act. As of the date of this SAI, the Portfolio Managers did not beneficially own Shares.
Other Accounts
In addition to the Fund, the Portfolio Managers managed the following other accounts as of August 31, 2026, none of which were subject to a performance-based fee:

Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
18	$294,444,223	8	$673,734,170	0	$0

Compensation
The compensation package for portfolio managers consists of a fixed base salary, an annual discretionary bonus opportunity and a competitive benefits package. A portfolio manager’s salary compensation is designed to be competitive with the marketplace and reflect a portfolio manager’s relative experience and contribution to the firm. Fixed base salary compensation is reviewed and adjusted annually to reflect increases in the cost of living and market rates. The discretionary bonus opportunity provides cash bonuses based upon the overall firm’s performance and individual contributions. Principal consideration for each portfolio manager is given to appropriate risk management, teamwork and investment support activities in determining the bonus amount. Portfolio managers are eligible to participate in the firm’s standard employee benefits programs, which include a competitive 401(k) retirement savings program with employer match, and healthcare.
Conflicts of Interest
A Portfolio Manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with his/her management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have similar investment objectives or strategies as the Fund. A potential conflict of interest may arise as a result, whereby a Portfolio Manager could favor one account over another. Another potential conflict could include a Portfolio Manager’s knowledge about the size, timing, and possible market impact of Fund trades, whereby the Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts the Adviser manages are fairly and equitably allocated.
DISTRIBUTOR
The Trust and PINE Distributors LLC (the “Distributor”) are parties to a distribution agreement (the “Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Trust and distributes Shares. Shares are continuously offered for sale by the Distributor only in Creation Units. The Distributor will not distribute Shares in amounts less than a Creation Unit and does not maintain a secondary market in Shares. The principal business address of the Distributor is 501 South Cherry Street, Suite 610, Denver, Colorado 80246.
Under the Distribution Agreement, the Distributor, as agent for the Trust, will receive orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”).
The Distributor also may enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Shares. Such Soliciting Dealers also may be Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or DTC Participants (as defined below).
The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by majority vote of its outstanding voting Shares or by a vote of a majority of the Board (including a majority of the Independent Trustees), or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.
Intermediary Compensation. The Adviser, or its affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to the Fund or its shareholders), may pay certain broker-dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing and educational training or support. These arrangements are not financed by the Fund and, thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Fund’s Prospectus and they do not change the price paid by investors for the purchase of Shares or the amount received by a shareholder as proceeds from the redemption of Shares.
Such compensation may be paid to Intermediaries that provide services to the Fund, including marketing and education support (such as through conferences, webinars and printed communications). The Adviser will periodically assess the advisability of continuing to make these payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your adviser, broker or other investment professional, if any, also may be significant to such adviser, broker or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend the Fund rather than other investments. The same conflict of interest exists with respect to your financial adviser, broker or investment professional if he or she receives similar payments from his or her Intermediary firm.
Intermediary information is current only as of the date of this SAI. Please contact your adviser, broker, or other investment professional for more information regarding any payments his or her Intermediary firm may receive. Any payments made by the Adviser or its affiliates to an Intermediary may create the incentive for an Intermediary to encourage customers to buy Shares.
If you have any additional questions, please call 1-800-617-0004.
Distribution and Service Plan. The Board has adopted a Distribution and Service Plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. No payments pursuant to the Plan are expected to be made during the twelve (12) month period from the date of this SAI. Rule 12b-1 fees to be paid by the Fund under the Plan may only be imposed after approval by the Board.
Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Qualified Trustees”). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the Fund. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.
The Plan provides that the Fund pays the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of its Shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment counselors, broker-dealers and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with FINRA’s rules concerning sales charges.
Under the Plan, subject to the limitations of applicable law and regulations, the Fund is authorized to compensate the Distributor up to the maximum amount to finance any activity primarily intended to result in the sale of Creation Units of the Fund or for providing or arranging for others to provide shareholder services and for the maintenance of shareholder accounts. Such activities may include, but are not limited to: (i) delivering copies of the Fund’s then current reports, prospectuses, notices, and similar materials, to prospective purchasers of Creation Units; (ii) marketing and promotional services, including advertising; (iii) paying the costs of and compensating others, including Authorized Participants with whom the Distributor has entered into written Authorized Participant Agreements, for performing shareholder servicing on behalf of the Fund; (iv) compensating certain Authorized Participants for providing assistance in distributing the Creation Units of the Fund, including the travel and communication expenses and salaries and/or commissions of sales personnel in connection with the distribution of the Creation Units of the Fund; (v) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the affiliates and subsidiaries of the Trust’s service providers as compensation for services or reimbursement of expenses incurred in connection with distribution assistance; (vi) facilitating communications with beneficial owners of Shares, including the cost of providing (or paying others to provide) services to beneficial owners of Shares, including, but not limited to, assistance in answering inquiries related to Shareholder accounts; and (vii) such other services and obligations as are set forth in the Distribution Agreement.
ADMINISTRATOR, INDEX RECEIPT AGENT, AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Transfer Agent”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s transfer agent, index receipt agent (as applicable), and administrator.
Pursuant to an agreement between the Trust and Fund Services (the “Fund Servicing Agreement”), Fund Services provides the Trust with administrative and management services (other than investment advisory services) and accounting services, including portfolio accounting services, tax accounting services, and furnishing financial reports. Under the Fund Servicing Agreement, Fund Services does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Shares. As compensation for the administration, accounting and management services, the Adviser pays Fund Services a fee based on the Fund’s average daily net assets, subject to a minimum annual fee. Fund Services also is entitled to certain out-of-pocket expenses for the services mentioned above, including pricing expenses.
The Fund is new and the Adviser has not paid Fund Services any fees for administrative services to the Fund as of the date of this SAI.

CUSTODIAN
Pursuant to a custody agreement between the Trust and U.S. Bank National Association (“U.S. Bank” or the “Custodian”) (the “Custody Agreement”), U.S. Bank, located at 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the custodian of the Fund’s assets. The Custodian holds and administers the assets in the Fund’s portfolio. Pursuant to the Custody Agreement, U.S. Bank receives an annual fee from the Adviser based on the Trust’s total average daily net assets, subject to a minimum annual fee, and certain settlement charges. The Custodian is also entitled to certain out-of-pocket expenses.
LEGAL COUNSEL
Morgan, Lewis & Bockius LLP, located at 1111 Pennsylvania Avenue, NW, Washington, DC 20004-2541, serves as legal counsel for the Trust.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd., located at 1835 Market Street, Suite 310, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm for the Fund. Its services include auditing the Fund’s financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.
PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES
The Board has adopted a policy regarding the disclosure of information about the Fund’s security holdings. The Fund’s entire portfolio holdings are publicly disseminated each day the Fund is open for business and may be available through financial reporting and news services, including publicly available internet web sites. In addition, the composition of the Deposit Securities (defined below) is publicly disseminated daily prior to the opening of the Exchange via the facilities of the National Securities Clearing Corporation (“NSCC”).
DESCRIPTION OF SHARES
The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares. Each share represents an equal proportionate interest in the Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing Shares will not be issued. Shares, when issued, are fully paid and non-assessable.
Each Share has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds in the Trust vote together as a single class, except that if the matter being voted on affects only a particular fund it will be voted on only by that fund and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Upon the written request of shareholders owning at least 10% of the Trust’s shares, the Trust will call for a meeting of shareholders to consider the removal of one or more Trustees and certain other matters. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.
Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.
LIMITATION OF TRUSTEES’ LIABILITY
The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Declaration of Trust also provides that the Trust shall indemnify each person who is, or has been, a Trustee, officer, employee or agent of the Trust, any person who is serving or has served at the Trust’s request as a Trustee, officer, trustee, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the Amended and Restated By-laws. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

BROKERAGE TRANSACTIONS
The policy of the Trust regarding purchases and sales of securities for the Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser will rely on its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases, an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.
The Adviser owes a fiduciary duty to its clients to seek to provide best execution on trades effected. In selecting a broker-dealer for each specific transaction, the Adviser chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution. “Best execution” is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Adviser also will use electronic crossing networks (“ECNs”) when appropriate.
Subject to the foregoing policies, brokers or dealers selected to execute the Fund’s portfolio transactions may include the Fund’s Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or their affiliates. An Authorized Participant or its affiliates may be selected to execute the Fund’s portfolio transactions in conjunction with an all-cash creation unit order or an order including “cash-in-lieu” (as described below under “Purchase and Redemption of Creation Units”), so long as such selection is in keeping with the foregoing policies. As described below under “Purchase and Redemption of Creation Units — Creation Unit Transaction Fee” and “— Redemption Transaction Fee”, the Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order, even if the decision to not charge a variable fee could be viewed as benefiting the Authorized Participant or its affiliate selected to execute the Fund’s portfolio transactions in connection with such orders.
The Adviser may use the Fund’s assets for, or participate in, third-party soft dollar arrangements, in addition to receiving proprietary research from various full-service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Adviser does not “pay up” for the value of any such proprietary research. Section 28(e) of the Exchange Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. The Adviser may receive a variety of research services and information on many topics, which it can use in connection with its management responsibilities with respect to the various accounts over which it exercises investment discretion or otherwise provides investment advice. The research services may include qualifying order management systems, portfolio attribution and monitoring services and computer software and access charges which are directly related to investment research. Accordingly, the Fund may pay a broker commission higher than the lowest available in recognition of the broker’s provision of such services to the Adviser, but only if the Adviser determines the total commission (including the soft dollar benefit) is comparable to the best commission rate that could be expected to be received from other brokers. The amount of soft dollar benefits received depends on the amount of brokerage transactions effected with the brokers. A conflict of interest exists because there is an incentive to: 1) cause clients to pay a higher commission than the firm might otherwise be able to negotiate; 2) cause clients to engage in more securities transactions than would otherwise be optimal; and 3) only recommend brokers that provide soft dollar benefits.
The Adviser faces a potential conflict of interest when it uses client trades to obtain brokerage or research services. This conflict exists because the Adviser can use the brokerage or research services to manage client accounts without paying cash for such services, which reduces the Adviser’s expenses to the extent that the Adviser would have purchased such products had they not been provided by brokers. Section 28(e) permits the Adviser to use brokerage or research services for the benefit of any account it manages. Certain accounts managed by the Adviser may generate soft dollars used to purchase brokerage or research services that ultimately benefit other accounts managed by the Adviser, effectively cross subsidizing the other accounts managed by the Adviser that benefit directly from the product. The Adviser may not necessarily use all of the brokerage or research services in connection with managing the Fund whose trades generated the soft dollars used to purchase such products.

The Adviser is responsible, subject to oversight by the Board, for placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Fund and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price.
The Fund may deal with affiliates in principal transactions to the extent permitted by exemptive order or applicable rule or regulation.
The Fund is new and has not paid any brokerage commissions as of the date of this SAI.
Directed Brokerage. The Fund is new, and as of the date of this SAI, the Fund did not pay any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser.
Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Adviser, or the Distributor for a commission in conformity with the 1940 Act, the Exchange Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically. The Fund is new and has not paid any brokerage commissions to any registered broker-dealer affiliates of the Fund, the Adviser, or the Distributor as of the date of this SAI.
Securities of “Regular Broker-Dealers.” The Fund is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Fund are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Fund; or (iii) sold the largest dollar amounts of Shares. The Fund is new and, therefore, did not hold any securities of its “regular broker dealers” as of the date of this SAI.
PORTFOLIO TURNOVER RATE
Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.
BOOK ENTRY ONLY SYSTEM
The Depository Trust Company (“DTC”) acts as securities depositary for Shares. Shares are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for Shares.
DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system also is available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to in this SAI as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The Trust recognizes DTC or its nominee as the record owner of all Shares for all purposes. Beneficial Owners of Shares are not entitled to have Shares registered in their names and will not receive or be entitled to physical delivery of Share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Shares.
Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as described in the ensuing paragraphs. DTC will make available to the Trust upon request and for a fee a listing of Shares held by each DTC Participant. The

Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in Shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
DTC may determine to discontinue providing its service with respect to the Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.
PURCHASE AND REDEMPTION OF CREATION UNITS
The Fund issues and redeems its shares on a continuous basis, at NAV, only in a large, specified number of shares called a “Creation Unit,” either principally in-kind for securities or in cash for the value of such securities. The NAV of the Shares is determined once each Business Day, as described below under “Determination of Net Asset Value.” The Creation Unit size may change. Authorized Participants will be notified of such change.
Purchase (Creation). The Trust issues and sells Shares only in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees, if applicable), at the NAV per share next determined after receipt, on any Business Day, of an order in proper form. The NAV of Shares is calculated each Business Day as of the scheduled close of regular trading on the NYSE, generally 4:00 p.m., Eastern Time. The Fund will not issue fractional Creation Units. A “Business Day” is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day, Juneteenth Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
Fund Deposit. The Fund has adopted policies and procedures governing the process of constructing baskets of Deposit Securities (defined below), Fund Securities (defined below) and/or cash, and acceptance of the same (the “Basket Procedures”). The consideration for purchase of a Creation Unit of the Fund generally consists of either: (i) the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, constituting a substantial replication, or a portfolio sampling representation, of the securities included in the Fund’s portfolio and the Cash Component (defined below), computed as described below, or (ii) the cash value of the Deposit Securities (“Deposit Cash”) and the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser. These additional costs may be recoverable from the purchaser of Creation Units.
Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Component” is an amount equal to the difference between the NAV of Shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).
The Fund, through NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently, 9:30 a.m., Eastern Time), the list of the names and the required number of Shares of each Deposit Security or the required amount of

Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is subject to any applicable adjustments as described below, to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.
The identity and number of Shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for the Fund may be changed from time to time by the Adviser, in accordance with the Basket Procedures, with a view to the investment objective of the Fund. Information regarding the Fund Deposit necessary for the purchase of a Creation Unit is made available to Authorized Participants and other market participants seeking to transact in Creation Unit aggregations. The composition of the Deposit Securities also may change in response to portfolio adjustments, interest payments and corporate action events.
The Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”). The Trust also reserves the right to permit or require the substitution of Deposit Securities in lieu of Deposit Cash.
Cash Purchase. The Trust may at its discretion permit full or partial cash purchases of Creation Units of the Fund. When full or partial cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a full or partial cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser together with a creation transaction fee and non-standard charges, as may be applicable.
Procedures for Purchase of Creation Units. To be eligible to place orders with the Distributor to purchase a Creation Unit of the Fund, an entity must be (i) a “Participating Party” (i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”)), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below), if applicable, and any other applicable fees and taxes.
All orders to purchase Shares directly from a Fund, including custom orders, must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement. Generally, all orders to purchase Creation Units must be received no later than 4:00 p.m. Eastern Time, in order for the purchase of Creation Units to be effected based on the NAV of shares of the Fund as next determined after receipt of the order in proper form. Such time may be modified by the Fund from time-to-time by amendment to the Participant Agreement and/or applicable order form. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m., Eastern Time for the applicable Fund, or such earlier time as may be designated by a Fund and disclosed to Authorized Participants. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”
An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from the Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.
On days when the Exchange closes earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Fund’s investments are primarily traded is closed, the Fund also will generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement. On behalf of the Fund, the Transfer Agent will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Transfer Agent by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent or an Authorized Participant.
Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a sub-custody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the subcustodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian. A Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Fund or its agents by no later than 12:00 p.m. Eastern Time (or such other time as specified by the Trust) on the Settlement Date. If the Fund or its agents do not receive all of the Deposit Securities, or the required Deposit Cash in lieu thereof, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. The “Settlement Date” for the Fund is generally the next Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Transfer Agent, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund.
The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. A creation request is in “proper form” if all procedures set forth in the Participant Agreement and this SAI are properly followed.
Issuance of a Creation Unit. Except as provided in this SAI, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the first Business Day following the day on which the purchase order is deemed received by the Transfer Agent. The Authorized Participant shall be liable to the Fund for losses, if any, resulting from unsettled orders.
In instances where the Trust accepts Deposit Securities for the purchase of a Creation Unit, the Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by 12:00 p.m. Eastern Time (or such other time as specified by the Trust) on the Settlement Date. If the Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Transfer Agent plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as described below under “Creation Unit Transaction Fee,” may be charged, and an additional variable charge also may be applied, as described below. The delivery of Creation Units so created generally will occur no later than the Settlement Date.
Acceptance of Orders of Creation Units. Provided that such action does not result in a suspension of sales of Creation Units in contravention of Rule 6c-11 under the 1940 Act and the SEC’s positions thereunder, the Trust reserves the right to reject an order for Creation Units transmitted in respect of the Fund at its discretion, including, without limitation, if (a) the order is not in proper form or the Fund Deposit delivered does not consist of the securities the Custodian specified; (b) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (c) the Deposit Securities or Deposit Cash, as applicable, delivered by the Authorized Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel, be unlawful; or (f) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent, the Distributor and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Trust or its agents shall communicate to the Authorized Participant its rejection of an order. The Trust, the Transfer Agent, the Custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units. Given the importance of the ongoing issuance of Creation Units to maintaining a market price that is at or close to the underlying NAV of the Fund, the Trust does not intend to suspend the acceptance of orders for Creation Units, unless it believes doing so would be in the best interests of the Fund.
All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.
Creation Unit Transaction Fee. A fixed purchase (i.e., creation) transaction fee, payable to the Fund’s custodian, may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard fixed creation unit transaction fee for the Fund, regardless of the number of Creation Units created in the transaction, can be found in the table below. The Fund may adjust the standard fixed creation unit transaction fee from time to time. The fixed creation unit transaction fee may be waived on certain orders if the Fund’s custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.
In addition, a variable fee, payable to the Fund, of up to the maximum percentage listed in the table below of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with buying the securities with cash. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order.

Fixed Creation Unit Transaction Fee	Maximum Variable Transaction Fee
$500	2%
Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.
Risks of Purchasing Creation Units. There are certain legal risks unique to investors purchasing Creation Units directly from the Fund. Because Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Fund, breaks them down into the constituent Shares, and sells those Shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for Shares. In such event, any commissions paid to any such broker-dealer or agent and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.
Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.
Redemption. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF THE FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.
With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently, 9:30 a.m., Eastern Time) on each Business Day, the list of the names and Share quantities of the Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in kind or in cash, or a combination thereof, as determined by the Trust in accordance with the Basket Procedures. With respect to in-kind redemptions of the Fund, redemption proceeds for a Creation Unit will consist of Fund Securities—as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the NAV of Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee, as applicable, and additional variable charge as set forth below. In the event that the Fund Securities have a value greater than the NAV of Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.
Cash Redemption. Full or partial cash redemptions of Creation Units will be effected in essentially the same manner as in-kind redemptions thereof. In the case of full or partial cash redemptions, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Redemption Amount to be paid to an in-kind redeemer.
Redemption Transaction Fee. A fixed redemption transaction fee, payable to the Fund’s custodian, may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The standard fixed redemption transaction fee for the Fund, regardless of the number of Creation Units redeemed in the transaction, can be found in the table below. The Fund may adjust the redemption transaction fee from time to time. The fixed redemption fee may be waived on certain orders if the Fund’s custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.
In addition, a variable fee, payable to the Fund, of up to the maximum percentage listed in the table below of the value of the Creation Units subject to the transaction may be imposed for cash redemptions, non-standard orders, or partial cash redemptions (when cash redemptions are available) of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with selling portfolio securities to satisfy a cash redemption. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for redemption orders that facilitate changes to the Fund’s portfolio in a more tax efficient manner than could be achieved without such order.

Fixed Redemption Transaction Fee	Maximum Variable Transaction Fee
$500	2%
Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.
Procedures for Redemption of Creation Units. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to 4:00 p.m. Eastern Time in order for the redemption of Creation Units to be effected based on the NAV of shares of a Fund as next determined after receipt of the order in proper form. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.
The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Shares to the Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.
Additional Redemption Procedures. In connection with taking delivery of Shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank, or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within one business day of the trade date.
The Trust may, in its discretion and in accordance with the Basket Procedures, exercise its option to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee, if applicable, and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund also may, in its sole discretion, and in accordance with the Basket Procedures, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.
Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status to receive Fund Securities.
Because the portfolio securities of the Fund may trade on other exchanges on days that the Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their Shares, or to purchase or sell Shares on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.
The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the NAV of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.
DETERMINATION OF NET ASSET VALUE
NAV per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is calculated by Fund Services and determined at the scheduled close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern Time) on each day that the NYSE is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.
In calculating the Fund’s NAV per Share, the Fund’s investments are generally valued using market quotations to the extent such market quotations are readily available. If market quotations are not readily available, or are deemed to be unreliable by the Adviser, the Fund will value such investments at fair value, as determined by the Adviser, for purposes of calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser to perform the fair value determinations for the Fund’s portfolio holdings subject to the Board’s oversight. The Adviser has established procedures for its fair valuation of the Fund’s portfolio investments. These procedures address, among other things, determining when market quotations are not readily available or reliable and the methodologies to be used for determining the fair value of investments, as well as the use and oversight of third-party pricing services for fair valuation. The Adviser’s fair value determinations will be carried out in compliance with Rule 2a-5 and based on fair value methodologies established and applied by the Adviser and periodically tested to ensure such methodologies are appropriate and accurate with respect to the Fund’s portfolio investments. The Adviser’s fair value methodologies may involve obtaining inputs and prices from third-party pricing services.
When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) from the price of the security quoted or published by others, or the value when trading resumes or is realized upon its sale. There may be multiple methods that can be used to value a portfolio investment when market quotations are not readily available. The value established for any portfolio investment at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations.
DIVIDENDS AND DISTRIBUTIONS
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”
General Policies. Dividends from net investment income, if any, are declared and paid at least annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.
The Fund makes additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Fund, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the Fund’s eligibility for treatment as a RIC or to avoid imposition of income or excise taxes on undistributed income.
Dividend Reinvestment Service. The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares generally purchased in the secondary market. Distributions reinvested in additional Shares will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.
FEDERAL INCOME TAXES
The following is only a summary of certain important U.S. federal income tax considerations generally affecting the Fund and its shareholders that supplements the discussion in the Prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning. In particular, it does not address tax consequences to investors subject to special rules, such as investors who hold Shares through individual retirement accounts (“IRAs”), 401(k) plans, or other tax-advantaged accounts.
The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Shares.
Shareholders are urged to consult their own tax advisors regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, foreign or local taxes.
Taxation of the Fund. The Fund intends to qualify each year to be treated as a RIC under Subchapter M of the Code. As such, the Fund should not be subject to federal income taxes on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. To qualify for treatment as a RIC, the Fund must distribute annually to its shareholders at least the sum of 90% of its net investment income (generally including dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax-exempt interest income, if any (the “Distribution Requirement”) and must meet several additional requirements. Among these requirements are the following: (i) at least the sum of 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or foreign currencies and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (ii) at the end of each quarter of the Fund’s taxable year, the Fund’s assets must be diversified so that (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (b) not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).
To the extent the Fund makes investments that may generate income that is not qualifying income, including certain derivatives, the Fund will seek to restrict the resulting income from such investments so that the Fund’s non-qualifying income does not exceed 10% of its gross income.
Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. The Fund is treated as a separate corporation for federal income tax purposes. The Fund therefore is considered a separate entity in determining its treatment under the rules for RICs described herein, i.e., losses in the Fund do not offset gains in another fund. The requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.
If the Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where the Fund corrects the failure within a specified period of time. To be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, the Fund may be required to dispose of certain assets. If these relief provisions were not available to the Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to federal income tax at the regular 21% corporate rate without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable to the shareholders of the Fund as ordinary income dividends to the extent of the Fund’s current and accumulated earnings and profits, subject to the dividends received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by non-corporate shareholders, subject to certain limitations. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If the Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a Fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If the Fund determines that it will not qualify as a RIC, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.
The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late-year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late-year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the relevant taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.
Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, the Fund may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to its shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.
The Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the one-year period ending on October 31 of that year, subject to an increase for any shortfall in the prior year’s distribution. For this purpose, any ordinary income or capital gain net income retained by the Fund and subject to corporate income tax will be considered to have been distributed. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of the excise tax but can make no assurances that all such tax liability will be eliminated. For example, the Fund may receive delayed or corrected tax reporting statements from its investments that cause the Fund to accrue additional income and gains after the Fund has already made its excise tax distributions for the year. In such a situation, the Fund may incur an excise tax liability resulting from such delayed receipt of such tax information statements. In addition, the Fund may in certain circumstances be required to liquidate Fund investments to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.
If the Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent that any such income or gains are not distributed. The Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their tax liabilities, and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.
Taxation of Shareholders – Distributions. The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and any net capital gain (net recognized long-term capital gains in excess of net recognized short-term capital losses, taking into account any capital loss carryforwards). The distribution of investment company taxable income (as so computed) and net realized capital gain will be taxable to Fund shareholders regardless of whether the shareholder receives these distributions in cash or reinvests them in additional Shares.
The Fund (or your broker) will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends received deduction for corporations, and the portion of dividends which may qualify for treatment as qualified dividend income, which, subject to certain limitations and requirements, is taxable to non-corporate shareholders at rates of up to 20%.
Qualified dividend income includes, in general, subject to certain holding period and other requirements, dividend income from taxable domestic corporations and certain foreign corporations. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends received by the Fund from an underlying fund taxable as a RIC or from a REIT may be treated as qualified dividend income generally only to the extent so reported by such underlying fund or REIT. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.
Fund dividends will not be treated as qualified dividend income if the Fund does not meet holding period and other requirements with respect to dividend paying stocks in its portfolio, and the shareholder does not meet holding period and other requirements with respect to the Shares on which the dividends were paid. The Fund’s investment strategy may limit its ability to distribute dividends eligible to be treated as qualified dividend income or entitled to the dividends received deduction.
Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Distributions from the Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares. Distributions may be subject to state and local taxes.
In the case of corporate shareholders, certain dividends received by the Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the 50% dividends received deduction. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend to be eligible. Capital gain dividends distributed to the Fund from other RICs, and dividends distributed to the Fund from REITs are generally not eligible for the dividends received deduction. To qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Shares, and, if they borrow to acquire or otherwise incur debt attributable to Shares, they may be denied a portion of the dividends received deduction with respect to those Shares. Because the Fund intends to primarily invest in non-U.S. corporations, the Fund does not expect to make distributions eligible for the dividends received deduction.
Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.
Shareholders who have not held Shares for a full year should be aware that the Fund may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the applicable shareholder’s period of investment in the Fund. A taxable shareholder should note that if it purchases shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, the shareholder would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of its investment. This is known as “buying a dividend” and should generally be avoided by taxable investors.
To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.
If the Fund’s distributions exceed its current and accumulated earnings and profits for the taxable year (as calculated for federal income tax purposes), all or a portion of the distributions made for the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable but will reduce each shareholder’s cost basis in the Fund and result in a higher capital gain or lower capital loss when the Shares on which the distribution was received are sold. After a shareholder’s basis in the Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Shares.

Taxation of Shareholders – Sale or Exchange of Shares. A sale or exchange of Shares may give rise to a gain or loss for federal and state income tax purposes. Assuming a shareholder holds Shares as a capital asset, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if Shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Shares will generally be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term capital loss, rather than short-term capital loss, to the extent of any amounts treated as distributions to the shareholder of long-term capital gain (including any amounts credited to the shareholder as undistributed capital gains). All or a portion of any loss realized upon a taxable disposition of Shares may be disallowed if substantially identical Shares of the Fund are acquired (through the reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the newly acquired Shares will be adjusted to reflect the disallowed loss.
The cost basis of Shares acquired by purchase will generally be based on the amount paid for Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.
An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. The ability of Authorized Participants to receive a full or partial cash redemption of Creation Units of the Fund may limit the tax efficiency of the Fund. An Authorized Participant who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The Internal Revenue Service (“IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot currently be deducted under the rules governing “wash sales” (for a person who does not mark-to-market its portfolio) or on the basis that there has been no significant change in economic position.
Any gain or loss realized upon a creation or redemption of Creation Units will be treated as capital or ordinary gain or loss, depending on the holder’s circumstances.
The Trust, on behalf of the Fund, has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares and if, pursuant to Section 351 of the Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Trust also has the right to require the provision of information necessary to determine beneficial Share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares, the purchaser (or a group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.
Authorized Participants purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss may be deductible.
Taxation of Shareholders – Net Investment Income Tax. U.S. individuals with adjusted gross income (subject to certain adjustments) exceeding certain threshold amounts ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases) are subject to a 3.8% tax on all or a portion of their “net investment income,” which includes taxable interest, dividends, and certain capital gains (generally including capital gain distributions and capital gains realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.
Foreign Investments. Dividends and interest received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. The Fund does not expect to satisfy the requirements for passing through to its shareholders any share of foreign taxes paid by the Fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.
If more than 50% of the value of the Fund’s assets at the close of any taxable year consists of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign income or withholding taxes paid by the Fund as paid by its shareholders. For any year that the Fund is eligible for and makes such an election, each shareholder of the Fund will be required to include in income an amount equal to his or her allocable share of qualified foreign income taxes paid by the Fund, and shareholders will be entitled, subject to certain holding period requirements and other limitations, to credit their portions of these amounts against their U.S. federal income tax due, if any, or to deduct their portions from their U.S. taxable income, if any. No deductions for foreign taxes paid by the Fund may be claimed, however, by non-corporate shareholders who do not itemize deductions. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through IRAs or other tax-

advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund. Foreign taxes paid by the Fund will reduce the return from the Fund’s investments. If the Fund makes the election, the Fund’s shareholders will be notified annually by the Fund (or their broker) of the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions. If the Fund does not hold sufficient foreign securities to meet the above threshold, then shareholders will not be entitled to claim a credit or further deduction with respect to foreign taxes paid by the Fund.
Foreign tax credits, if any, received by the Fund as a result of an investment in another RIC (including an underlying fund which is taxable as a RIC) will not be passed through to you unless the Fund qualifies as a “qualified fund of funds” under the Code. If the Fund is a “qualified fund of funds” it will be eligible to file an election with the IRS that will enable the Fund to pass along these foreign tax credits to its shareholders. The Fund will be treated as a “qualified fund of funds” under the Code if at least 50% of the value of the Fund’s total assets (at the close of each quarter of the Fund’s taxable year) is represented by interests in other RICs.
To the extent the Fund invests in an underlying fund (including an ETF) that indicates that such underlying fund intends to satisfy the tax requirements to be treated as a RIC under the Code, the Fund may be able to receive the benefits of a “qualified fund of funds” as described above. If, however, an underlying fund loses its status as a RIC under the Code, the Fund would no longer be permitted to count its investment in such underlying fund for purposes of satisfying the requirements to be a “qualified fund of funds.” In addition, an underlying fund that loses its status as a RIC would be treated as a regular corporation subject to entity level taxation prior to making any distributions to the Fund which would affect the amount, timing and character of such income distributed by an underlying fund to the Fund.
If the Fund holds shares in a “passive foreign investment company” (“PFIC”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.
The Fund may be eligible to treat a PFIC as a “qualified electing fund” (“QEF”) under the Code in which case, in lieu of the foregoing requirements, the Fund will be required to include in income each year a portion of the ordinary earnings and net capital gains of the QEF, even if not distributed to the Fund, and such amounts will be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any gains resulting from such deemed sales as ordinary income and would deduct any losses resulting from such deemed sales as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, is effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this excess income to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. In order to distribute this income and avoid a tax at the fund level, the Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. Amounts included in income each year by the Fund arising from a QEF election will be “qualifying income” under the Qualifying Income Requirement (as described above) even if not distributed to the Fund, if the Fund derives such income from its business of investing in stock, securities or currencies.
Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such expenses or liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other financial instruments (such as forward currency contracts and currency swaps), gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of settlement or disposition also are treated as ordinary gain or loss. The gains and losses may increase or decrease the amount of the Fund’s income to be distributed to its shareholders as ordinary income. The Fund may elect out of the application of Section 988 of the Code with respect to the tax treatment of each of its foreign currency forward contracts to the extent that (i) such contract is a capital asset in the hands of the Fund and is not part of a straddle transaction and (ii) the Fund makes an election by the close of the day the contract is entered into to treat the gain or loss attributable to such contract as capital gain or loss.
The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from the Qualifying Income Requirement described above if such gains are not directly related to the Fund’s business of investing in stock or securities (or options and futures with respect to stock or securities). Accordingly, regulations may be issued in the future that could treat some or all of the Fund’s non-U.S. currency gains as non-qualifying income, thereby potentially jeopardizing the Fund’s status as a RIC for all years to which the regulations are applicable.

Tax Treatment of Complex Securities. Certain of the Fund’s investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the Fund’s ability to qualify as a RIC, may affect the character of gains and losses realized by the Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without the Fund receiving cash with which to make distributions in amounts sufficient to enable the Fund to satisfy the RIC distribution requirements for avoiding income and excise taxes. The Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records to mitigate the effect of these rules and preserve the Fund’s qualification for treatment as a RIC.
Backup Withholding. The Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to backup withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to “backup withholding”; or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). The backup withholding rate is 24%. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the U.S.
Non-U.S. Shareholders. Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and is encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of Shares of a Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.
Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund is required to withhold 30% of certain ordinary dividends it pays to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. person that timely provides the certifications required by the Fund or its agent on a valid IRS Form W-9 or applicable series of IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the United States to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement. A non-U.S. entity that invests in the Fund will need to provide the fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Fund should consult their tax advisors in this regard.
Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, IRAs, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are not permitted to offset losses from one unrelated trade or business against the income or gain of another unrelated trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders with respect to their shares of Fund income. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in the Fund if, for example, (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) Shares constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisors. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors regarding these issues.
The Fund’s shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account.
Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Other Issues. In those states which have income tax laws, the tax treatment of the Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment.
The foregoing discussion is based on U.S. federal tax laws and regulations which are in effect on the date of this SAI. Such laws and regulations may be changed by legislative or administrative action. Shareholders are advised to consult their tax advisors concerning their specific situations and the application of foreign, federal, state, or local taxes.
FINANCIAL STATEMENTS
Financial statements included in Form N-CSR will be available after the Fund has completed a fiscal year of operations. When available, you may request a copy of the Fund’s Form N-CSR or Annual Report at no charge by calling 800-617-0004, or through the Fund’s website at www.teucrium.com.

APPENDIX A
Teucrium Investment Advisors, LLC

Proxy Voting Policy

Background

Rule 206(4)-6 of the Advisers Act makes it a fraudulent, deceptive, or manipulative act, practice or course of business within the meaning of section 206(4) of the Act for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

Policy

Teucrium has the authority to vote proxies with respect to securities in the Funds and will cast proxy votes in a manner that is consistent with the best interests of the Fund’s shareholders and designed to maximize shareholder value. The Adviser may abstain from voting if it determines that doing so is in the client's best interest or if the vote is deemed immaterial. In general, the Adviser will determine how to vote proxies based on reasonable judgment of the vote most likely to produce favorable financial results for the Funds.
The Funds will generally vote with management recommendations, but all proxies will be evaluated and reviewed for any conflicts of interest and the identification of any say-on-pay votes that must be reported on the Adviser’s N-PX. Any votes against management recommendations will be documented with the rationale of the decision.

Teucrium has engaged Broadridge Proxy Edge to assist with casting votes and recordkeeping. Broadridge will be included in Teucrium’s service provider oversight process and evaluated no less frequently than annually.

Conflicts of Interest

The Adviser will identify and address any conflicts of interest that may arise in the proxy voting process. In cases where a conflict is identified, the Adviser will either disclose the conflict to the client or vote according to a pre-determined policy designed to mitigate the conflict.

Client Requests for Information

Clients may request information regarding how proxies were voted on their behalf. As required, Teucrium will post the Form N-PX on its website and will provide a summary of proxy voting activity upon request and disclose this policy to ETF shareholders as required.

Recordkeeping

Teucrium, in accordance with SEC recordkeeping rules, shall maintain for a period of at least five (5) years from the end of the fiscal year voted: a record of each proxy statement received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information, a copy of any written response and all documents prepared by Teucrium regarding votes cast in contradiction to the pre-determined benchmark proxy voting guidelines, and all proxy voting policies and procedures and any amendments.

Revised: September 2, 2025
A-1

PART C: OTHER INFORMATION
Item 28. Exhibits

Exhibit No.			Description of Exhibit
(a)	(i)
Certificate of Trust of Active Weighting Funds ETF Trust dated August 26, 2016 is incorporated herein by reference to Exhibit (a)(i) to the Registrant’s Registration Statement on Form N-1A, as filed on April 26, 2019.

(ii)
Certificate of Amendment to the Certificate of Trust of Active Weighting Funds ETF Trust dated December 21, 2018 is incorporated herein by reference to Exhibit (a)(ii) to the Registrant’s Registration Statement on Form N-1A, as filed on April 26, 2019.

(iii)
Amended and Restated Declaration of Trust of Listed Funds Trust (the “Registrant” or the “Trust”) dated March 19, 2019 is incorporated herein by reference to Exhibit (a)(iii) to the Registrant’s Registration Statement on Form N-1A, as filed on April 26, 2019.

(b)
Amended and Restated By-Laws of the Registrant dated March 19, 2019 are incorporated herein by reference to Exhibit (b) to the Registrant’s Registration Statement on Form N-1A, as filed on April 26, 2019.

(c)			For information regarding the rights of the holders of securities, please see Articles IV, VII and VIII of the Declaration of Trust, filed as Exhibit (a)(i) above.
(d)	(i)	(A)
Investment Advisory Agreement dated May 3, 2022 between the Trust and Teucrium Investment Advisors, LLC is incorporated herein by reference to Exhibit (d)(i) to the Registrant’s Registration Statement on Form N-1A, as filed on May 12, 2022.

(B)
Amended Schedule A to the Investment Advisory Agreement dated October 20, 2026, is incorporated herein by reference to Exhibit (d)(i)(B) to the Registrant’s Registration Statement on Form N-1A, as filed on October 20, 2026.

(C)
Investment Advisory Agreement dated May 10, 2022 between TILL Cayman and Teucrium Investment Advisors, LLC is incorporated herein by reference to Exhibit (d)(ii) to the Registrant’s Registration Statement on Form N-1A, as filed on May 12, 2022.

(D)
Investment Advisory Agreement dated December 4, 2024 between KORN Cayman and Teucrium Investment Advisors, LLC is incorporated herein by reference to Exhibit (d)(iii) to the Registrant’s Registration Statement on Form N-1A, as filed December 11, 2024.

(E)
Investment Advisory Agreement dated December 4, 2024 between CXRN Cayman and Teucrium Investment Advisors, LLC is incorporated herein by reference to Exhibit (d)(iv) to the Registrant’s Registration Statement on Form N-1A, as filed December 11, 2024.

(F)
Investment Advisory Agreement dated December 4, 2024 between WHET Cayman and Teucrium Investment Advisors, LLC is incorporated herein by reference to Exhibit (d)(v) to the Registrant’s Registration Statement on Form N-1A, as filed December 11, 2024.

(G)
Investment Advisory Agreement dated December 4, 2024 between WXET Cayman and Teucrium Investment Advisors, LLC is incorporated herein by reference to Exhibit (d)(vi) to the Registrant’s Registration Statement on Form N-1A, as filed December 11, 2024.

(H)
Investment Advisory Agreement dated December 4, 2024 between SUGR Cayman and Teucrium Investment Advisors, LLC is incorporated herein by reference to Exhibit (d)(vii) to the Registrant’s Registration Statement on Form N-1A, as filed December 11, 2024.

(I)
Investment Advisory Agreement dated December 4, 2024 between SXGR Cayman and Teucrium Investment Advisors, LLC is incorporated herein by reference to Exhibit (d)(viii) to the Registrant’s Registration Statement on Form N-1A, as filed December 11, 2024.

(J)
Investment Advisory Agreement dated December 4, 2024 between SYBN Cayman and Teucrium Investment Advisors, LLC is incorporated herein by reference to Exhibit (d)(ix) to the Registrant’s Registration Statement on Form N-1A, as filed December 11, 2024.

(K)
Investment Advisory Agreement dated December 4, 2024 between SXBN Cayman and Teucrium Investment Advisors, LLC is incorporated herein by reference to Exhibit (d)(x) to the Registrant’s Registration Statement on Form N-1A, as filed December 11, 2024.

(L)
Investment Advisory Agreement dated April 2, 2026 between TCAN Cayman and Teucrium Investment Advisors, LLC, is incorporated herein by reference to Exhibit (d)(i)(g) to the Registrant’s Registration Statement on Form N-1A, as filed April 2, 2026.

(M)
Investment Advisory Agreement dated April 14, 2026 between XXDC Cayman and Teucrium Investment Advisors, LLC is incorporated herein by reference to Exhibit (d)(i)(M) to the Registrant’s Registration Statement on Form N-1A, as filed on April 15, 2026.

(N)
Investment Advisory Agreement dated April 14, 2026 between XBNB Cayman and Teucrium Investment Advisors, LLC is incorporated herein by reference to Exhibit (d)(i)(N) to the Registrant’s Registration Statement on Form N-1A, as filed on April 20, 2026.

	(O)		Investment Advisory Agreement dated [...], 2026 between MURA Cayman and Teucrium Investment Advisors, LLC — To Be Filed By Amendment.
(ii)	(A)
Form of Investment Sub-Advisory Agreement dated May 1, 2026 between the Trust, Teucrium Investments Advisors, LLC and Team Financial Strategies is incorporated herein by reference to Exhibit (d)(ii)(A) to the Registrant’s Registration Statement on Form N-1A, as filed on May 11, 2026.

	(B)	(1)
Investment Sub-Advisory Agreement, dated August 10, 2026, between the Trust, Teucrium Investment Advisors, LLC and WallStreetX ETFs, Inc. d/b/a xETFs is incorporated herein by reference to Exhibit (d)(ii)(B) to the Registrant’s Registration Statement on Form N-1A, as filed on August 10, 2026.

(2)
Amended Schedule A to the Investment Sub-Advisory Agreement dated October 20, 2026, to the Investment Sub-Advisory Agreement is incorporated herein by reference to Exhibit (d)(ii)(B)(1) to the Registrant’s Registration Statement on Form N-1A, as filed on October 20, 2026.

(iii)	(A)
Advisory Fee Reduction Agreement on behalf of Teucrium Agricultural Strategy No K-1 ETF dated September 1, 2022 is incorporated herein by reference to Exhibit (d)(v) to the Registrant’s Registration Statement on Form N-1A, as filed on August 28, 2023.

(B)
Advisory Fee Reduction Agreement on behalf of Teucrium Agricultural ETFs dated December 4, 2024 between KORN Cayman and Teucrium Investment Advisors, LLC is incorporated herein by reference to Exhibit (d)(xii) to the Registrant’s Registration Statement on Form N-1A, as filed December 11, 2024.

(C)
Advisory Fee Reduction Agreement on behalf of AlphaDroid Broad Markets Momentum ETF dated October 11, 2025 between AlphaDroid® Broad Markets Momentum ETF and Teucrium Investment Advisors, LLC is incorporated herein by reference to Exhibit (d)(ii)(A) to the Registrant’s Registration Statement on Form N-1A, as filed October 10, 2025.

(D)
Advisory Fee Reduction Agreement on behalf of xETFs Korea AI Semiconductor ETF dated August 10, 2026 is incorporated herein by reference to Exhibit (d)(iii)(D) to the Registrant’s Registration Statement on Form N-1A, as filed on August 10, 2026.

(E)
Advisory Fee Reduction Agreement on behalf of xETFs Samsung Group ETF and xETFs Hyundai Group ETF dated October 20, 2026, is incorporated herein by reference to Exhibit (d)(iii)(E) to the Registrant’s Registration Statement on Form N-1A, as filed on October 20, 2026.

(iv)	(A)
Subsidiary Fee Waiver Agreement dated November 18, 2025 between TILL Cayman and Teucrium Investment Advisors, LLC is incorporated herein by reference to Exhibit (d)(iv)(A) to the Registrant’s Registration Statement on Form N-1A, as filed April 29, 2026.

(B)
Subsidiary Fee Waiver Agreement dated December 4, 2024 between KORN Cayman and Teucrium Investment Advisors, LLC is incorporated herein by reference to Exhibit (d)(xiv) to the Registrant’s Registration Statement on Form N-1A, as filed December 11, 2024.

(C)
Subsidiary Fee Waiver Agreement dated December 29, 2025 between CXRN Cayman and Teucrium Investment Advisors, LLC is incorporated herein by reference to Exhibit (d)(iv)(C) to the Registrant’s Registration Statement on Form N-1A, as filed April 29, 2026.

(D)
Subsidiary Fee Waiver Agreement dated December 4, 2024 between WHET Cayman and Teucrium Investment Advisors, LLC is incorporated herein by reference to Exhibit (d)(xvi) to the Registrant’s Registration Statement on Form N-1A, as filed December 11, 2024.

(E)
Subsidiary Fee Waiver Agreement dated December 29, 2025 between WXET Cayman and Teucrium Investment Advisors, LLC is incorporated herein by reference to Exhibit (d)(iv)(E) to the Registrant’s Registration Statement on Form N-1A, as filed April 29, 2026.

(F)
Subsidiary Fee Waiver Agreement dated December 4, 2024 between SUGR Cayman and Teucrium Investment Advisors, LLC is incorporated herein by reference to Exhibit (d)(xviii) to the Registrant’s Registration Statement on Form N-1A, as filed December 11, 2024.

(G)
Subsidiary Fee Waiver Agreement dated December 4, 2024 between SXGR Cayman and Teucrium Investment Advisors, LLC is incorporated herein by reference to Exhibit (d)(xix) to the Registrant’s Registration Statement on Form N-1A, as filed December 11, 2024.

(H)
Subsidiary Fee Waiver Agreement dated December 4, 2024 between SYBN Cayman and Teucrium Investment Advisors, LLC is incorporated herein by reference to Exhibit (d)(xx) to the Registrant’s Registration Statement on Form N-1A, as filed December 11, 2024.

(I)
Subsidiary Fee Waiver Agreement dated December 4, 2024 between SXBN Cayman and Teucrium Investment Advisors, LLC is incorporated herein by reference to Exhibit (d)(xxi) to the Registrant’s Registration Statement on Form N-1A, as filed December 11, 2024.

(J)
Subsidiary Fee Waiver Agreement dated April 14, 2026 between XXDC Cayman and Teucrium Investment Advisors, LLC is incorporated herein by reference to Exhibit (d)(iv)(J) to the Registrant’s Registration Statement on Form N-1A, as filed on April 15, 2026.

(K)
Subsidiary Free Waiver Agreement dated January 20, 2026 between XBNB Cayman and Teucrium Investment Advisors, LLC is incorporated herein by reference to Exhibit (d)(iv)(K) to the Registrant’s Registration Statement on Form N-1A, as filed on April 20, 2026.

		(L)	Subsidiary Free Waiver Agreement dated [...], 2026 between MURA Cayman and Teucrium Investment Advisors, LLC — To Be Filed By Amendment.
(e)	(i)	(A)
ETF Distribution Agreement dated June 30, 2026 between the Trust and PINE Distributors LLC is incorporated herein by reference to Exhibit (e)(i)(A) to the Registrant’s Registration Statement on Form N-1A, as filed on August 10, 2026.

		(B)	Fourth Amendment to ETF Distribution Agreement, effective October 30, 2026 — Filed Herewith.
	(ii)		Form of Authorized Participant Agreement is incorporated herein by reference to Exhibit (e)(2) to the Registrant’s Registration Statement on Form N-1A, as filed on October 2, 2017.
(f)			Not applicable.
(g)	(i)	(A)
Custody Agreement dated April 9, 2019 between the Registrant and U.S. Bank National Association is incorporated herein by reference to Exhibit (G) to the Registrant’s Registration Statement on Form N-1A, as filed on April 26, 2019.

(B)
Amended Exhibit 24 to Custody Agreement, effective August 21, 2026 is incorporated herein by reference to Exhibit (g)(i)(B) to the Registrant’s Registration Statement on Form N-1A, as filed on October 20, 2026.

(h)	(i)	(A)
Fund Servicing Agreement dated April 9, 2019 between the Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Exhibit (h)(1) to the Registrant’s Registration Statement on Form N-1A, as filed on April 26, 2019.

(B)
Amended Exhibit 24 to Fund Servicing Agreement, effective August 21, 2026 is incorporated herein by reference to Exhibit (h)(ii)(B) to the Registrant’s Registration Statement on Form N-1A, as filed on October 20, 2026.

	(ii)		Powers of Attorney are incorporated herein by reference to Exhibit (h)(ii) to the Registrant’s Registration Statement on Form N-1A, as filed on June 22, 2026.
	(iii)		Certificate of Secretary dated February 6, 2019 is incorporated herein by reference to Exhibit (h)(vi) to the Registrant’s Registration Statement on Form N-1A, as filed on February 6, 2019.
	(iv)	(A)	Form of Rule 12d1-4 Fund of Funds Investment Agreement is incorporated herein by reference to Exhibit (h)(iv)(A) to the Registrant’s Registration Statement on Form N-1A, as filed October 10, 2025.
(B)
Rule 12d1-4 Fund of Funds Investment Agreement (BlackRock) dated January 3, 2025 is incorporated herein by reference to Exhibit (h)(iv)(B) to the Registrant’s Registration Statement on Form N-1A, as filed October 10, 2025.

(C)
Rule 12d1-4 Fund of Funds Investment Agreement (Janus) dated September 25, 2025 is incorporated herein by reference to Exhibit (h)(iv)(C) to the Registrant’s Registration Statement on Form N-1A, as filed October 10, 2025.

(D)
Rule 12d1-4 Fund of Funds Investment Agreement (PIMCO) dated September 26, 2025 is incorporated herein by reference to Exhibit (h)(iv)(D) to the Registrant’s Registration Statement on Form N-1A, as filed October 10, 2025.

(E)
Rule 12d1-4 Fund of Funds Investment Agreement (ProShares) dated September 24, 2025 is incorporated herein by reference to Exhibit (h)(iv)(E) to the Registrant’s Registration Statement on Form N-1A, as filed October 10, 2025.

(F)
Form of Rule 12d1-4 Fund of Funds Investment Agreement (Themes) is incorporated herein by reference to Exhibit (h)(iv)(F) to the Registrant’s Registration Statement on Form N-1A, as filed October 10, 2025.

(G)
Rule 12d1-4 Fund of Funds Investment Agreement (Tidal) dated September 29, 2025 is incorporated herein by reference to Exhibit (h)(iv)(G) to the Registrant’s Registration Statement on Form N-1A, as filed October 10, 2025.

(H)
Rule 12d1-4 Fund of Funds Investment Agreement (VanEck) dated September 23, 2025 is incorporated herein by reference to Exhibit (h)(iv)(H) to the Registrant’s Registration Statement on Form N-1A, as filed October 10, 2025.

(I)
Rule 12d1-4 Fund of Funds Investment Agreement (Vanguard) dated June 24, 2025 is incorporated herein by reference to Exhibit (h)(iv)(I) to the Registrant’s Registration Statement on Form N-1A, as filed October 10, 2025.

(J)
Form of Rule 12d1-4 Fund of Funds Investment Agreement (WisdomTree) dated September 2025 is incorporated herein by reference to Exhibit (h)(iv)(J) to the Registrant’s Registration Statement on Form N-1A, as filed October 10, 2025.

(i)	(i)
Opinion and Consent of Counsel regarding Teucrium Agricultural Strategy No K-1 ETF is incorporated herein by reference to Exhibit (i) to the Registrant’s Registration Statement on Form N-1A, as filed on May 12, 2022.

(ii)
Opinion and Consent of Counsel regarding Yields for You Strategy A ETF, Yields for You Strategy B ETF, and Relative Strength Managed Volatility Strategy ETF is incorporated herein by reference to Exhibit (i)(ii) to the Registrant’s Registration Statement on Form N-1A, as filed on January 3, 2025.

(iii)
Opinion and Consent of Counsel regarding Teucrium No K-1 Corn ETF, Teucrium 2x Daily Corn ETF, Teucrium No K-1 Wheat ETF, Teucrium 2x Daily Wheat ETF, Teucrium No K-1 Sugar ETF, Teucrium 2x Daily Sugar ETF, Teucrium No K-1 Soybean ETF, and Teucrium 2x Daily Soybean ETF is incorporated herein by reference to Exhibit (i)(ii) to the Registrant’s Registration Statement on Form N-1A, as filed on December 10, 2024.

(iv)
Opinion and Consent of Counsel regarding AlphaDroid® Broad Markets Momentum ETF and AlphaDroid® Defensive Sector Rotation ETF is incorporated herein by reference to Exhibit (i) to the Registrant’s Registration Statement on Form N-1A, as filed on October 10, 2025.

(v)
Opinion and Consent of Counsel regarding Teucrium Leveraged XDC Network ETF is incorporated herein by reference to Exhibit (i)(v) to the Registrant’s Registration Statement on Form N-1A, as filed on April 15, 2026.

(vi)
Opinion and Consent of Counsel regarding Teucrium xETFs 2x Long Daily BNB ETF is incorporated herein by reference to Exhibit (i)(vi) to the Registrant’s Registration Statement on Form N-1A, as filed on April 20, 2026.

(vii)
Opinion and Consent of Counsel regarding Texas Equity Opportunity ETF is incorporated herein by reference to Exhibit (i)(vii) to the Registrant’s Registration Statement on Form N-1A, as filed on May 1, 2026.

(viii)
Opinion and Consent of Counsel regarding xETFs Korea AI Semiconductor ETF and xETFs 2x Long Daily Korea AI Semiconductor ETF is incorporated herein by reference to Exhibit (i)(viii) to the Registrant’s Registration Statement on Form N-1A, as filed on August 10, 2026.

(ix)
Opinion and Consent of Counsel regarding xETFs Samsung Group ETF and xETFs Hyundai Group ETF is incorporated herein by reference to Exhibit (i)(ix) to the Registrant’s Registration Statement on Form N-1A, as filed on October 20, 2026.

	(x)	Opinion and Consent of Counsel regarding Venezuela Exposed Equities ETF — Filed Herewith.
	(xi)	Opinion and Consent of Counsel regarding Metals.io Uranium ETF — To Be Filed By Amendment.
	(xii)	Opinion and Consent of Counsel regarding AlphaDroid® AI, Robotics, Hyperscaler Power ETF and AlphaDroid® Sweet 16 Giga Cap Stocks ETF — To Be Filed By Amendment.
	(xiii)	Opinion and Consent of Counsel regarding Teucrium FLR ETF — To Be Filed By Amendment.
(j)		Consent of Independent Registered Public Accounting Firm — Not applicable.
(k)		Not applicable.
(l)		Not applicable.
(m)	(i)	Rule 12b-1 Plan dated September 13, 2017 (the “12b-1 Plan”) is incorporated herein by reference to Exhibit (m) to the Registrant’s Registration Statement on Form N-1A, as filed on October 2, 2017.
	(ii)	Amended Appendix A to the Rule 12b-1 Plan — Filed Herewith.
(n)		Not applicable.
(o)		Reserved.
(p)	(i)	Registrant’s Code of Ethics dated March 19, 2019 is incorporated herein by reference to Exhibit (p)(i) to Registrant’s Registration Statement on Form N-1A, as filed on December 18, 2024.
	(ii)	Code of Ethics for Teucrium Investment Advisors, LLC is incorporated herein by reference to Exhibit (p)(ii) to the Registrant’s Registration Statement on Form N-1A, as filed April 2, 2026.
(iii)
Code of Ethics for WallStreetX ETFs, Inc. d/b/a xETFs, effective January 2026 is incorporated herein by reference to Exhibit (p)(iii) to the Registrant’s Registration Statement on Form N-1A, as filed on August 10, 2026.

	(iv)	Code of Ethics for Team Financial Strategies — To Be Filed By Amendment.
Item 29. Persons Controlled by or Under Common Control with the Registrant
No person is directly or indirectly controlled by or under common control with the Registrant.
Item 30. Indemnification
Every person who is, has been, or becomes a Trustee or officer of the Registrant (hereinafter referred to as a “Covered Person”) shall be indemnified by the Registrant to the fullest extent permitted by law against any and all liabilities and expenses reasonably incurred or paid by them in connection with the defense of any proceeding in which they become involved as a party or otherwise by virtue of their being or having been such a Trustee or officer, and against amounts paid or incurred by them in the settlement thereof. Every person who is, has been, or becomes an agent of the Registrant may, upon due approval of the Trustees (including a majority of the Trustees who are not interested persons of the Registrant), be indemnified by the Registrant, to the fullest extent permitted by law, against any and all liabilities and expenses reasonably incurred or paid by them in connection with the defense of any proceeding in which they become involved as a party or otherwise by virtue of their being or having been an agent, and against amounts paid or incurred by him in the settlement thereof. Every Person who is serving or has served at the request of the Registrant as a director, officer, partner, trustee, employee, agent or fiduciary of another domestic or foreign corporation, partnership, joint venture, trust, other enterprise or employee benefit plan (“Other Position”) and who was or is a party or is threatened to be made a party to any proceeding by reason of alleged acts or omissions while acting within the scope of his or her service in such Other Position, may, upon due approval of the Trustees (including a majority of the Trustees who are not interested persons of the Registrant), be indemnified by the Registrant, to the fullest extent permitted by law, against any and all liabilities and expenses reasonably incurred or paid by them in connection with the defense of any proceeding in which they become involved as a party or otherwise by virtue of their being or having held such Other Position, and against amounts paid or incurred by them in the settlement thereof.
The Registrant shall indemnify each Covered Person who was or is a party or is threatened to be made a party to any proceeding, by reason of alleged acts or omissions within the scope of their service as a Covered Person, against judgments, fines, penalties, settlements and reasonable expenses (including attorneys’ fees) actually incurred by them in connection with such proceeding to the maximum extent consistent with state law and the Investment Company Act of 1940, as amended.
No indemnification shall be provided to any person who shall have been adjudicated by a court or body before which the proceeding was brought: (i) to be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office, or (ii) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Registrant.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to directors, officers or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.
Item 31. Business and Other Connections of Investment Adviser
This Item incorporates by reference each investment adviser’s Uniform Application for Investment Adviser Registration (“Form ADV”) on file with the SEC, as listed below. Each Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov. Additional information as to any other business, profession, vocation or employment of a substantial nature engaged in by each officer and director of the below-listed investment advisers is included in the Trust’s Statement of Additional Information.

Investment Adviser	SEC File No.
Teucrium Investment Advisors, LLC	801-123441

Investment Sub-Advisers	SEC File No.
J. Team Financial, Inc. d/b/a Team Financial Strategies	801-78596
WallStreetX ETFs, Inc. d/b/a xETFs	801-135201

Item 32. Principal Underwriters
(a)PINE Distributors LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:
1.Crossmark Large Cap Growth ETF, a Series of Crossmark ETF Trust
2.Crossmark Large Cap Value ETF, a Series of Crossmark ETF Trust
3.Alpha Architect 1-3 Month Box ETF, a Series of EA Series Trust
4.Alpha Architect Aggregate Bond ETF, a Series of EA Series Trust
5.Alpha Architect Global Factor Equity ETF, a Series of EA Series Trust
6.Alpha Architect High Inflation and Deflation ETF, a Series of EA Series Trust
7.Alpha Architect International Quantitative Momentum ETF, a Series of EA Series Trust
8.Alpha Architect International Quantitative Value ETF, a Series of EA Series Trust
9.Alpha Architect Tail Risk ETF, a Series of EA Series Trust
10.Alpha Architect U.S. Quantitative Momentum ETF, a Series of EA Series Trust
11.Alpha Architect U.S. Quantitative Value ETF, a Series of EA Series Trust
12.Alpha Architect US Equity 2 ETF, a Series of EA Series Trust
13.Alpha Architect US Equity 3 ETF, a Series of EA Series Trust
14.Alpha Architect US Equity ETF, a Series of EA Series Trust
15.Alpha Blue Capital US Small-Mid Cap Dynamic ETF, a Series of EA Series Trust
16.Altrius Global Dividend ETF, a Series of EA Series Trust
17.Amplius Aggressive Asset Allocation ETF, a Series of EA Series Trust
18.AOT Growth and Innovation ETF, a Series of EA Series Trust
19.AOT Software Platform ETF, a Series of EA Series Trust
20.Argent Focused Small Cap ETF, a Series of EA Series Trust
21.Argent Large Cap ETF, a Series of EA Series Trust
22.Argent Mid Cap ETF, a Series of EA Series Trust
23.Arin Tactical Tail Risk ETF, a Series of EA Series Trust
24.ARS Core Equity Portfolio ETF, a Series of EA Series Trust
25.ARS Focused Opportunities Strategy ETF, a Series of EA Series Trust
26.Astoria US Equal Weight Quality Kings ETF, a Series of EA Series Trust
27.Astoria US Quality Growth Kings ETF, a Series of EA Series Trust
28.Avory Foundational ETF, a Series of EA Series Trust
29.Avos Global Equities ETF, a Series of EA Series Trust
30.Bastion Energy ETF, a Series of EA Series Trust
31.Bridges Capital Tactical ETF, a Series of EA Series Trust
32.BufferLABS US Equity Dynamic Buffer ETF, a Series of EA Series Trust
33.Burney U.S. Equity Select ETF, a Series of EA Series Trust
34.Burney U.S. Factor Rotation ETF, a Series of EA Series Trust
35.Bushido Capital US Equity ETF, a Series of EA Series Trust
36.Bushido Capital US SMID Cap Equity ETF, a Series of EA Series Trust
37.Castellan Targeted Equity ETF, a Series of EA Series Trust
38.Castellan Targeted Income ETF, a Series of EA Series Trust
39.City Different Investments Global Equity ETF, a Series of EA Series Trust
40.Coastal Compass 100 ETF, a Series of EA Series Trust
41.Concourse Capital Focused Equity ETF, a Series of EA Series Trust
42.DAC 3D Dividend Growth ETF, a Series of EA Series Trust
43.Dakota Active Equity ETF, a Series of EA Series Trust
44.Defined Duration 10 ETF, a Series of EA Series Trust
45.Defined Duration 20 ETF, a Series of EA Series Trust
46.Defined Duration 5 ETF, a Series of EA Series Trust
47.Draco Evolution AI ETF, a Series of EA Series Trust
48.EA Astoria Dynamic Core US Fixed Income ETF, a Series of EA Series Trust
49.EA Bridgeway Blue Chip ETF, a Series of EA Series Trust
50.EA Bridgeway Omni Small Cap Value ETF, a Series of EA Series Trust

51.Efficient Market Portfolio Plus ETF, a Series of EA Series Trust
52.Euclidean Fundamental Value ETF, a Series of EA Series Trust
53.Freedom 100 Emerging Markets ETF, a Series of EA Series Trust
54.Freedom Day Dividend ETF, a Series of EA Series Trust
55.Gadsden Dynamic Multi-Asset ETF, a Series of EA Series Trust
56.Goaltender ETF, a Series of EA Series Trust
57.Guru Favorite Stocks ETF, a Series of EA Series Trust
58.Honeytree U.S. Equity ETF, a Series of EA Series Trust
59.Humilis US Focused Opportunities ETF, a Series of EA Series Trust
60.Intelligent Alpha Atlas ETF, a Series of EA Series Trust
61.JLens 500 Jewish Advocacy U.S. ETF, a Series of EA Series Trust
62.Keating Active ETF, a Series of EA Series Trust
63.Manzil Russell Halal USA Broad Market ETF, a Series of EA Series Trust
64.MarketDesk Focused U.S. Dividend ETF, a Series of EA Series Trust
65.MarketDesk Focused U.S. Momentum ETF, a Series of EA Series Trust
66.Matrix Advisors Value ETF, a Series of EA Series Trust
67.MC Trio Equity Buffered ETF, a Series of EA Series Trust
68.Militia Long/Short Equity ETF, a Series of EA Series Trust
69.MKAM ETF, a Series of EA Series Trust
70.Moonvest ETF, a Series of EA Series Trust
71.Morgan Dempsey Large Cap Value ETF, a Series of EA Series Trust
72.MRBL Enhanced Equity ETF, a Series of EA Series Trust
73.RACWI US ETF, a Series of EA Series Trust
74.Rainwater Equity ETF, a Series of EA Series Trust
75.Relative Sentiment Tactical Allocation ETF, a Series of EA Series Trust
76.Research Affiliates Deletions ETF, a Series of EA Series Trust
77.RockCreek Global Equality ETF, a Series of EA Series Trust
78.Sapient Quality Select ETF, a Series of EA Series Trust
79.Sarmaya Thematic ETF, a Series of EA Series Trust
80.Sequoia Global Value ETF, a Series of EA Series Trust
81.Sophus Capital Emerging Market ETF, a Series of EA Series Trust
82.Sophus Capital Emerging Market Small Cap ETF, a Series of EA Series Trust
83.Sparkline Intangible Value ETF, a Series of EA Series Trust
84.Sparkline International Intangible Value ETF, a Series of EA Series Trust
85.Stance Sustainable Beta ETF, a Series of EA Series Trust
86.StockSnips AI-Powered Sentiment US All Cap ETF, a Series of EA Series Trust
87.Strive 1000 Dividend Growth ETF, a Series of EA Series Trust
88.Strive 1000 Growth ETF, a Series of EA Series Trust
89.Strive 1000 Value ETF, a Series of EA Series Trust
90.Strive 500 ETF, a Series of EA Series Trust
91.Strive Emerging Markets Ex-China ETF, a Series of EA Series Trust
92.Strive Enhanced Income Short Maturity ETF, a Series of EA Series Trust
93.Strive Natural Resources and Security ETF, a Series of EA Series Trust
94.Strive Small-Cap ETF, a Series of EA Series Trust
95.Strive Total Return Bond ETF, a Series of EA Series Trust
96.Strive U.S. Energy ETF, a Series of EA Series Trust
97.Strive U.S. Semiconductor ETF, a Series of EA Series Trust
98.Suncoast Select Growth ETF, a Series of EA Series Trust
99.TBG Dividend Focus ETF, a Series of EA Series Trust
100.Towle Value ETF, a Series of EA Series Trust
101.Variant Perception Cycle Aware US Equity ETF, a Series of EA Series Trust
102.Warren Street Global Equity ETF, a Series of EA Series Trust
103.WHITEWOLF Publicly Listed Private Equity ETF, a Series of EA Series Trust
104.Yoke Core ETF, a Series of EA Series Trust

105.Distillate Small/Mid Cash Flow ETF, a Series of ETF Series Solutions
106.Distillate International Fundamental Stability & Value ETF, a Series of ETF Series Solutions
107.Distillate U.S. Fundamental Stability and Value ETF, a Series of ETF Series Solutions
108.Evanston Multi-Alpha Fund, a Series of Evanston Multi-Alpha Fund
109.Keystone Private Income Fund, a Series of Keystone Private Income Fund
110.Teucrium Agricultural Strategy No K-1 ETF, a Series of Listed Funds Trust
111.Teucrium 2x Daily Corn ETF, a Series of Listed Funds Trust
112.Teucrium 2x Daily Wheat ETF, a Series of Listed Funds Trust
113.Yields for You Strategy A ETF, a Series of Listed Funds Trust
114.Relative Strength Managed Volatility Strategy ETF, a Series of Listed Funds Trust
115.GlacierShares Nasdaq Iceland ETF, a Series of Listed Funds Trust
116.Teucrium 2x Long Daily XRP ETF, a Series of Listed Funds Trust
117. 21Shares FTSE Crypto 10 ex-BTC Index ETF, a Series of Listed Funds Trust
118. 21Shares FTSE Crypto 10 Index ETF, a Series of Listed Funds Trust
119.AlphaDroid® Broad Markets Momentum ETF, a Series of Listed Funds Trust
120.AlphaDroid® Defensive Sector Rotation ETF, a Series of Listed Funds Trust
121. 21Shares Active Crypto ETF, a Series of Listed Funds Trust
122. 21Shares 2x Long DOGE ETF, a Series of Listed Funds Trust
123. 21Shares 2x Long Sui ETF, a Series of Listed Funds Trust
124. 21Shares 2x HYPE ETF, a Series of Listed Funds Trust
125.Teucrium xETFs 2x Long Daily BNB ETF, a Series of Listed Funds Trust
126. 21Shares Canton Network ETF, a Series of Listed Funds Trust
127.Teucrium Leveraged XDC ETF, a Series of Listed Funds Trust
128.Texas Equity Opportunity ETF, a Series of Listed Funds Trust
129.Twin Oak Short Horizon Absolute Return ETF, a Series of Manager Directed Portfolios Trust
130.Twin Oak Active Opportunities ETF, a Series of Manager Directed Portfolios Trust
131.Redwood Private Real Estate Debt Fund, a Series of Redwood Private Real Estate Debt Fund
132.Myriad Dynamic Asset Allocation ETF, a Series of Series Portfolios Trust
133.THOR AdaptiveRisk Dynamic ETF, a Series of THOR Financial Technologies
134.THOR Equal Weight Low Volatility ETF, a Series of THOR Financial Technologies
135.THOR Index Rotation ETF, a Series of THOR Financial Technologies
136.Truth Social American Energy Security ETF, a Series of Yorkville America Investments Trust
137.Truth Social American Icons ETF, a Series of Yorkville America Investments Trust
138.Truth Social American Next Frontiers ETF, a Series of Yorkville America Investments Trust
139.Truth Social American Security & Defense ETF, a Series of Yorkville America Investments Trust
140.Truth Social Red State REITs ETF, a Series of Yorkville America Investments Trust

(b)    The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 501 South Cherry Street, Suite 610, Denver, Colorado 80246.

Name	Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Fund
Mark Fairbanks	501 S. Cherry St., Suite 610 Denver, CO 80246	President	N/A
Alexander Woodcock	501 S. Cherry St., Suite 610 Denver, CO 80246	Senior Vice President, Principal Financial Officer	N/A
Susan Moscaritolo	501 S. Cherry St., Suite 610 Denver, CO 80246	Vice President, Chief Compliance Officer	N/A
Daryn Levesque	501 S. Cherry St., Suite 610 Denver, CO 80246	Vice President, Chief Operating Officer	N/A

(c) Not applicable.

Item 33. Location of Accounts and Records
The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202
Registrant’s Custodian	U.S. Bank, National Association 1555 N. Rivercenter Drive, Suite 302 Milwaukee, Wisconsin 53212
Registrant’s Principal Underwriter	PINE Distributors LLC 501 South Cherry Street, Suite 610 Denver, Colorado 80246
Registrant’s Investment Adviser	Teucrium Investment Advisors, LLC Three Main Street, Suite 215 Burlington, Vermont 05401
Registrant’s Investment Sub-Advisers	J. Team Financial, Inc. d/b/a Team Financial Strategies 425 Cypress Street Abilene, Texas 79601
WallStreetX ETFs, Inc. d/b/a xETFs 170 East 87th Street New York, New York 10128
Item 34. Management Services
Not applicable.
Item 35. Undertakings
Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirement for effectiveness of this Amendment to the registration statement under rule 485(b) under the Securities Act and has duly caused this Amendment to be signed below on its behalf by the undersigned, duly authorized, in the City of Milwaukee, State of Wisconsin, on October 30, 2026.

Listed Funds Trust

By:	/s/ Elaine E. Richards
Elaine E. Richards
Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment has been signed below by the following persons in the capacities indicated on October 30, 2026.

Signature	Title

*/s/ John L. Jacobs	Trustee
John L. Jacobs

*/s/ Koji Felton	Trustee
Koji Felton

*/s/ Pamela H. Conroy	Trustee and Chairperson
Pamela H. Conroy

*/s/ Kacie G. Briody	President and Principal Executive Officer
Kacie G. Briody

*/s/ Travis G. Babich	Treasurer and Principal Financial Officer
Travis G. Babich

*By: /s/ Elaine E. Richards Elaine E. Richards, Attorney-in-Fact Pursuant to Powers of Attorney

EXHIBIT INDEX

Exhibit Number	Description

(e)(i)(B)	Fourth Amendment to the ETF Distribution Agreement
(i)(x)	Opinion and Consent of Counsel
(m)(ii)	Amended Appendix A to the Rule 12b-1 Plan